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Description of art work on front cover of the report

EquiFund logo in center of page with a globe underneath it, all of which is set on a blue background.
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                                  EQUIFUND(R)
                              THE WRIGHT EQUIFUND
                                  EQUITY TRUST





                                    EquiFund
                                      Logo






                                 ANNUAL REPORT
                            as of December 31, 1995

                              THE WRIGHT EQUIFUND
                                  EQUITY TRUST


     THE WRIGHT EQUIFUND EQUITY TRUST (EquiFund) is an open-end, management investment company, known as a mutual fund, registered as a diversified investment company under the Investment Company Act of 1940, as amended. EquiFund consists of nine active and 10 inactive separate and distinct non-diversified series or funds.

                              INVESTMENT OBJECTIVE

     Each Fund of EquiFund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a broadly based portfolio of equity securities selected from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person are included in the National Equity Indexes.

                                THE ACTIVE FUNDS

     Wright EquiFund -- Belgium/Luxembourg
     Wright EquiFund -- Britain
     Wright EquiFund -- Germany
     Wright EquiFund -- Hong Kong
     Wright EquiFund -- Japan
     Wright EquiFund -- Mexico
     Wright EquiFund -- Netherlands
     Wright EquiFund -- Nordic
     Wright EquiFund -- Switzerland

                               THE INACTIVE FUNDS

     Wright EquiFund -- Australasia
     Wright EquiFund -- Austria
     Wright EquiFund -- Canada
     Wright EquiFund -- France
     Wright EquiFund -- Global
     Wright EquiFund -- International
     Wright EquiFund -- Ireland
     Wright EquiFund -- Italy
     Wright EquiFund -- Spain
     Wright EquiFund -- United States




                       TABLE OF CONTENTS



     Investment Objectives..........Inside Front Cover

     Report To Shareholders......................... 1

     Wright EquiFunds
     Dividend Distributions:

       Belgium/Luxembourg........................... 7
       Britain...................................... 7
       Germany.......................................7
       Hong Kong.................................... 8
       Japan........................................ 8
       Mexico....................................... 8
       Netherlands.................................. 9
       Nordic....................................... 9
       Switzerland.................................. 9

     Wright EquiFund -- Belgium/Luxembourg
       Portfolio of Investments.....................10

     Wright EquiFund -- Britain
       Portfolio of Investments.....................11

     Wright EquiFund -- Germany
       Portfolio of Investments.....................13

     Wright EquiFund -- Hong Kong
       Portfolio of Investments.....................14

     Wright EquiFund -- Japan
       Portfolio of Investments.....................15

     Wright EquiFund -- Mexico
       Portfolio of Investments.....................16

     Wright EquiFund -- Netherlands
       Portfolio of Investments.....................17

     Wright EquiFund -- Nordic
       Portfolio of Investments.....................18

     Wright EquiFund -- Switzerland
       Portfolio of Investments.....................19

     Statement of Assets & Liabilities..............20
     Statement of Operations........................23
     Statements of Changes in Net Assets............26
     Financial Highlights...........................29
     Notes to Financial Statements..................38

REPORT TO SHAREHOLDERS



Dear Shareholders :

         Despite a slow start, many international stock markets had their best performances in years during 1995. Early 1995 performance was hampered by the developing Mexican crisis, worsening inflation expectations, rising global interest rates and the dollar's decline against major currencies. But a more optimistic outlook gradually took hold, as the U.S. led in shoring up the Mexican economy, central banks actively supported the dollar and the U.S. Congress indicated that it was serious about balancing the federal budget. By year end,inflation expectations had receded as economic growth was moderating, and the central banks were easing. Stock market averages in Canada, Japan, the U.K. and the U.S. all reached peak levels during December, the latter two all-time highs. Among the Group of Seven markets, the NYSE had the best performance, rising more than 30% in 1995. The U.K. followed with a gain of 18% in U.S. dollar terms. Italian stocks had the worst performance among G-7 markets in 1995, declining 5% in U.S. dollar terms. December also saw new highs for 1995 in Belgium, Spain, Hong Kong and Mexico (in pesos). Global bond yields fell substantially during 1995.

         Economic slowdown was evident in most G-7 countries toward the end of 1995. Signs of faltering business were seen in the U.S., Canada, the U.K., France and Germany, the result of slowing exports, weakness in consumer spending and ongoing inventory reductions by business. Following five years of stagnation, green shoots of economic recovery are emerging in Japan. In fact, Japan may by the only G-7 country to post materially stronger economic growth in 1996 than in 1995, although that is more a reflection of how weak 1995 was. The latest forecasts put Japan at around 2% GDP growth in 1996.

         If world economic growth deviates from expectations in 1996, it will probably be in the direction of weakness. Consensus forecasts for the G-7 economies are that real GDP growth and inflation will each average around 2.5% in 1996, little changed from 1995's average performance. By a wide margin, however, recent changes in consensus estimates have been in the direction of slower growth. Global investors may benefit from some degree of moderation in growth if it brings lower interest rates. But the equity markets might be at some risk of interim weakness if the slowdown in world economic activity stalls corporate profit growth in 1996. Also, to the extent that recent firming in the dollar persists, it may diminish the total returns to dollar-based investors from foreign equities. Longer term, a diversified position in foreign stocks may be expected to enhance the risk-return profile of U.S.
portfolios.

         It should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Also, there are risks associated with international investing such as currency fluctuations and potential political instability.

         The objective of EquiFunds is to provide an opportunity for investment participation in specific national or regional stock markets around the world. Only stocks with satisfactory records of profitability and financial strength are selected for inclusion in the Wright Equifund Equity Funds. The paragraphs below discuss the various economic, political and market factors affecting the investment performance of the Wright EquiFund Equity Funds during 1995 and prospects for the period ahead.


                                                      Sincerely,




                                                      Peter M. Donovan
                                                      President


BELGIUM/LUXEMBOURG

Economic growth slowed in Belgium during the second half of 1995. The consensus economic forecast for 1996 GDP growth has recently come down to the 2.0% area. The slowdown in growth will make it more difficult for the government to achieve its target of reducing the federal budget deficit to 3% of GDP, the requirement for participation in European monetary union. Some strikes have already been staged in response to the coalition government's plans to reform the social security system in order to cut expenses; a "wealth tax" is also being considered. Consumer prices rose just 1.5% last year, and inflation is expected to be in the 2.0% range for 1996. This favorable inflation environment contributed to a decline in interest rates last year, with ten-year government bond yields ending 1995 at 6.7% compared to 8.3% at year-end 1994. The FT/S&P Actuaries total return index for Belgium increased 19.3% in Belgian francs and 29.0% in U.S. dollars during 1995. The Belgian franc rose 8.2% in value compared to the U.S. dollar in 1995.


BRITAIN

In December, the Bank of England cut interest rates for the first time in nearly two years, with a second reduction coming in January. In the fourth quarter of 1995, the British economy grew at its slowest rate in three years, with GDP rising 1.8% from the year-earlier level, compared to a 2.1% increase in the third quarter. Consumer spending has been constrained by high interest rates and taxes and employment concerns; the unemployment rate was 8.0% at year end. The current consensus forecast is looking for a moderate pick-up in growth, with GDP increasing 2.3% in 1996. Monetary easing had been delayed due to inflation concerns. Consumer prices in England rose 3.2% in 1995, but a lower rate of increase is expected this year. Over the course of 1995, 10-year government bond yields declined 129 basis points to 7.4%. This rate decline helped boost the U.K. stock market, which was the second best of the G-7 markets last year. The FT/S&P Actuaries total return index for the U.K. increased 24.3% in pounds last year and 23.3% in U.S.
dollars.

GERMANY

Although the German government largely discounts the possibility of recession, the economy may have slipped into one in the fourth quarter. The strong mark and high labor costs have hurt export sales and business capital spending, while retail sales have also been weak. GDP declined in the third quarter from the second and probably weakened further in the fourth. Industrial production was 3.7% lower in November than a year earlier. Germany's unemployment rate rose to 9.9% at year end from 9.2% one year earlier. The consensus expectation for 1996 GDP growth has slipped to under 2.0%. The inflation threat is modest; consumer prices rose less than 2% last year and the current consensus is for a 1.8% increase this year. The German central bank cut interest rates three times in 1995 and eased again in early 1996. Ten-year government bond yields declined 157 point in 1995 to close the year at 6.0%. For 1995, the FT/S&P Actuaries total return index for Germany increased 7.6% in D-marks; this was boosted to a 16.5% dollar return by the mark's nearly 8% rise against the dollar last year.



HONG KONG

Concern over the 1997 Chinese takeover of Hong Kong continues to take center stage in the colony. In order to counter frequently expressed fears that the changeover will ruin Hong Kong as a business center, China appointed several prominent business leaders to a committee being formed to prepare for Chinese rule. Hong Kong's governor expressed concern that pro-democracy politicians were being excluded. In the meantime, the economy continues to slow. GDP growth eased to 4.5% for the year to September, down from 4.8% in the year to June and 5.5% for the year to September 1994. Late in the year the economy got some help as Hong Kong banks cut their prime rate by 0.5% to 8.75%, the first cut since 1992. Consumer price inflation was about 8% for the year through November 1995. Despite political and economic concerns, the Hong Kong stock market had a strong year with the Hang Seng index hitting its 1995 high on the last trading day of the year. The FT/S&P Actuaries total return index for Hong Kong rose 23.6% for all of 1995.



JAPAN

Signs of economic recovery are beginning to emerge. Both the leading economic indicators and the Tankan survey of business confidence are rising. Consumer spending appears to have bottomed although the unemployment rate rose to a record 3.4% in November, and is expected to continue climbing. Government fiscal stimulus, mainly construction spending, is contributing to recovery. Compared to a year earlier, real GDP declined 0.2% in the third quarter of 1995; however industrial production eked out a 0.5% year-over-year advance in November. The consensus forecast has GDP increasing about 2% this year. Consumer prices in Japan have been virtually unchanged over the past several months, giving the Bank of Japan leeway to ease monetary policy to encourage growth and reduce the value of the yen, which declined 3.7% against the dollar last year. Ten-year government bond yields fell from 4.6% to 2.9% in 1995. Prospects for economic recovery and improved corporate profits boosted Japanese stock prices during the second half of 1995, enabling the FT/S&P Actuaries total return index for Japan to edge up 2.9% for the year; in terms of U.S. dollars, it was down 0.4%.




MEXICO

Mexico is looking for more stability in 1996. During 1995, the aftermath of late 1994's peso devaluation plunged the country into recession, with GDP estimated to have declined more than 6% for the year. The inflation rate topped 50%, and the peso continued to decline, losing 36% against the dollar for the year. The good news for Mexico last year was that while domestic demand collapsed, exports soared because of the weak peso. This gave the country a trade surplus of $7.4 billion compared to a deficit of $18.5 billion in 1995, and provided many companies with the means to survive, according to the Commerce Ministry. The Mexican government is expecting inflation to recede to about 20% in 1996, and is targeting a 3% increase in GDP, but these forecasts may prove optimistic. In the fourth quarter of 1995, the Mexican Bolsa was strong in local currency. The FT/S&P Actuaries total return index for Mexico rose 15.3% for the three-month period, but the weakness of the peso resulted in a 4.7% decline in U.S. dollar terms. For all of 1995, the index rose 16.5% in pesos but declined almost 26% in U.S. dollars.



NETHERLANDS

Consumer prices in the Netherlands increased 1.6% in 1995 and are expected to rise about 2% in 1996. With inflation under control, interest rates declined last year. Three-month interest rates ended 1995 at 3.5%, about 180 basis points below where they started, while ten-year government yields declined about 170 basis points to 6.0%. Rates eased further in early 1996. Economic growth remains moderate; GDP increased 2.3% for the year through September, and the consensus forecast is for growth at a similar rate in 1996. Low Dutch inflation and interest rates satisfy criteria for admission into the European monetary union. But the country still must reduce its public debt, currently estimated at 78% of GDP; the EMU standard is 60%. The strong bond market helped carry the Dutch stock market higher last year; the FT/S&P Actuaries total return index for the Netherlands rose 20.3% in guilders and a little over 30% in dollars. The Dutch guilder gained 8% in value compared to the U.S. dollar during 1995.


NORDIC MARKETS

GDP growth is expected to slow in Sweden this year. The consensus forecast is for a 2.4% increase in output in 1996 compared to 3.5% in 1995. This, and a moderate inflation outlook, prompted the Swedish central bank to lower interest rates early in 1996 after a series of rate increases that began in 1994. Denmark is also expected to experience slower growth in 1996. Although the Finnish economy grew better than 4% in 1995, the country continues to struggle with an unemployment rate that is among the highest in Europe, about 17% at the end of 1995. For this reason, the central bank in Finland has been maintaining a stimulative monetary policy. For all of 1995, the FT/S&P Actuaries total return index for the Nordic region rose 13% in local currencies and a little better than 25% in dollars. In U.S. dollar terms, the strongest market in the region for the year was Sweden with a 38% total return. The Finnish market, which was weak in the fourth quarter, had a 2% dollar return for the year, the smallest of the group.


SWITZERLAND

The Swiss economy experienced disappointing growth in 1995. For the year through the third quarter, GDP was up just 0.7%. The strong Swiss franc, which rose 13% against the dollar and 4% compared to the German mark last year despite rate cuts by the central bank, contributed to the slower growth with its negative impact on tourism and exports. Recently, a group of 35 Swiss economists lowered their forecasts for 1996. Their consensus expectation for GDP growth this year is 1.4%. Inflation, which came in at 1.9% for 1995, is projected to ease to 1.1% this year. The unemployment rate in Switzerland, which was 4.3% at year end, is expected to hold at about that level in 1996. The Swiss stock market was very strong in 1995, with the FT/S&P Actuaries total return index for the country up 28% in Swiss francs and 45% in U.S. dollar terms.

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - BELGIUM/LUXEMBOURG
Growth of $10,000 invested 2/1/94* through 12/31/95

                                        Annual Total Return
                                  -------------------------------
                                    Lst 1 Yr     Since Incept*
EquiFund - Belgium/Luxembourg        +20.3%        +11.7%
Bel 20 Index                         +21.5%        +11.6%
FT-World Ex U.S.Index                +10.4%         +5.3%
Wright Global Fiduciary              +13.7%         +6.3%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND -
BELGIUM/LUXEMBOURG at inception on 2/1/94 would have grown to $12,366 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        EquiFund                 Bel 20    FT-World     Wright Global
            Belgium/Luxembourg       Index     ex US Index  Fiduciary Index

02/01/94       $10,000                $10,000   $10,000     $10,00

12/31/94       $10,281                $10,165   $9,993      $9,892
12/31/95       $12,366                $12,346   $11,037     $11,248

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - BRITAIN
Growth of $10,000 invested 4/18/95* through 12/31/95

                     Total Return
                     Since Incept*
                    ----------------
EquiFund - Britain      +12.0%
FT-SE-A All-Share        +9.9%
FT-World Ex U.S. Index   +5.2%
Wright Global Fiduciary  +7.3%

The cumulative total return of a U.S.$10,000 investment in the EQUIFUND BRITAIN at inception on 4/19/95 would have grown to $10,628 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund  FT SE-A All-Share    FT-World         Wright Global
             Britain       Index            ex US Index      Fiduciary Index
------------------------------------------------------------------------------
04/18/95     $10,000      $10,000           $10,000            $10,000

12/31/95     $10,628      $10,993           $10,523            $10,727

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - GERMANY
Growth of $10,000 invested 4/18/95* through 12/31/95

                             Total Return
                             Since Incept*
                            ---------------
EquiFund - Germany             -8.1%
Deutscher Aktien Index (DAX(   +7.9%
FT-World Ex U.S. Index         +5.2%
Wright Global Fiduciary        +7.3%

The cumulative total return of a U.S.$10,000 investment in the EQUIFUND GERMANY at inception on 4/20/95 would have declined to $9,190 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund    Deutscher Aktien        FT-World       Wright Global
              Germany    Index (DAX)           ex US Index      Fiduciary Index
-------------------------------------------------------------------------------
04/18/95      $10,000       $10,000             $10,000           $10,000

12/31/95       $9,190       $10,787             $10,523           $10,727

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - HONG KONG
Growth of $10,000 invested 7/1/90* through 12/31/95

                                             Annual Total Return
                                  -------------------------------------------
                                   Lst 1 Yr     Lst 5 yr    Since Incept*
EquiFund - Hong Kong                 +1.6%       +13.0%       +8.0%
Hang Seng Index                     +28.7%       +32.5%      +27.7%
FT-World ex US Index                +10.4%        +9.3%       +6.0%
Wright  Global  Fiduciary           +13.7%       +13.8%       +9.3%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - HONG
KONG inception on 7/1/90 would have grown to $15,040 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        EquiFund    Hang Seng   FT-World    Wright Global
            Hong Kong     Index    ex US Index  Fiduciary Index
----------------------------------------------------------------------
07/01/90    $10,000    $10,000    $10,000         $10,000

12/31/90     $8,280     $9,374     $8,813          $8,559
12/31/91    $11,123    $13,861     $9,987         $10,656
12/31/92    $12,929    $18,642     $8,682         $10,497
12/31/93    $23,830    $41,893    $11,483         $13,460
12/31/94    $15,005    $29,788    $12,443         $14,358
12/31/95    $15,040    $38,336    $13,743         $16,328

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - JAPAN
Growth of $10,000 invested 2/1/94* through 12/31/95

                                Annual Total Return
                             -------------------------
                             Lst 1 Yr    Since Incept*
EquiFund - Japan               -9.1%       -6.0%
Tokyo SE Index                 -1.6%       +1.3%
FT-World ex US Index          +10.4%       +5.3%
Wright Global Fiduciary       +13.7%       +6.3%

The cumulative total return of a U.S.$10,000 investment in the EQUIFUND - JAPAN at inception on 2/1/94 would have declined to $8,892 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund   Tokyo SE    FT-World     Wright Global
              Japan      Index     ex US Index  Fiduciary Index
----------------------------------------------------------------------
02/01/94     $10,000    $10,000     $10,000      $10,000

12/31/94      $9,783    $10,409      $9,993       $9,892
12/31/95      $8,892    $10,244     $11,037      $11,248

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - MEXICAN
Growth of $10,000 invested 8/1/94* through 12/31/95

                                  Annual Total Return
                             --------------------------------
                               Lst 1 Yr        Since Incept*
EquiFund - Mexico                -33.4%          -42.2%
Mexican Bolsa IPC Index          -23.8%          -38.2%
FT-World ex US Index             +10.4%           +5.9%
Wright Global Fiduciary          +13.7%           +7.8%

The  cumulative  total return of a U.S.  $10,000  investment  in the EQUIFUND -
MEXICO at inception on 8/1/94 would have declined to $4,604 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date           EquiFund     Mexican Bolsa       FT-World        Wright Global
                Mexico      IPC Index          ex US Index      Fiduciary Index
-------------------------------------------------------------------------------
08/01/94        $10,000     $10,000              $10,000          $10,000

12/31/94        $6,909       $6,644              $9,814            $9,784
12/31/95        $4,604       $5,063             $10,837           $11,125

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - NETHERLANDS
Growth of $10,000 invested 7/1/90* through 12/31/95

                                         Annual Total Return
                                ------------------------------------
                                Lst 1 Yr    Lst 5 yr    Since Incept*
EquiFund - Netherlands            +18.8%       +9.9%       +5.9%
CBS Total Return  General         +29.3%      +19.4%      +16.5%
FT-World ex US Index              +10.4%       +9.3%       +6.0%
Wright  Global  Fiduciary         +13.7%      +13.8%       +9.3%

The  cumulative total  return of a U.S. $10,000 investment in the EQUIFUND -
NETHERLANDS at inception on 7/1/90 would have grown to $13,728 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date          EquiFund      CBS Total Return        FT-World       Wright Global
             Netherlands     General Index        ex US Index     Fiduciary Index
-------------------------------------------------------------------------------
07/01/90      $10,000         $10,000            $10,000          $10,000

12/31/90       $8,570          $9,548             $8,813           $8,559
12/31/91       $9,427         $11,197             $9,987          $10,656
12/31/92       $8,654         $11,340             $8,682          $10,497
12/31/93      $10,344         $15,636            $11,483          $13,460
12/31/94      $11,552         $17,898            $12,443          $14,358
12/31/95      $13,728         $23,150            $13,743          $16,328

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - NORDIC
Growth of $10,000 invested 2/1/94* through 12/31/95

                               Annual Total Return
                           ----------------------------
                             Lst 1 Yr    Since Incept*
EquiFund - Nordic             +19.8%      +9.2%
FT-Nordic                     +24.1%     +14.3%
FT-World ex US Index          +10.4%      +5.3%
Wright Global Fiduciary       +13.7%      +6.3%

The  cumulative  total  return of a U.S. $10,000  investment  in the EQUIFUND -
NORDIC at inception on 2/1/94 would have grown to $11,837 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        EquiFund   FT-Nordic     FT-World       Wright Global
             Nordic     Index       ex US Index    Fiduciary Index
-----------------------------------------------------------------------
02/01/94    $10,000    $10,000       $10,000       $10,000

12/31/94     $9,881    $10,402        $9,993        $9,892
12/31/95    $11,837    $12,914       $11,037       $11,248

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - SWITZERLAND
Growth of $10,000 invested 2/1/94* through 12/31/95

                                Annual Total Return
                            ---------------------------
                             Lst 1 Yr    Since Incept*
EquiFund - Switzerland        +18.4%       +6.2%
FT-Swiss Index                +44.4%      +18.7%
FT-World ex US Index          +10.4%       +5.3%
Wright Global Fiduciary       +13.7%       +6.3%

The  cumulative total return of a U.S. $10,000 investment in the EQUIFUND -
SWITZERLAND at inception on 2/1/94 would have grown to $11,222 by December 31, 1995.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund      FT-Swiss    FT-World        Wright Global
            Switzerland      Index    ex US Index     Fiduciary Index
--------------------------------------------------------------------------
02/01/94     $10,000        $10,000     $10,000        $10,000

12/31/94      $9,481         $9,613      $9,993         $9,892
12/31/95     $11,222        $13,883     $11,037        $11,248

NOTES: *: For comparison with other averages, the investment results are shown from the closest month end since each Fund's inception. The investment results of EquiFund are net of all fees and expenses including withheld dividend taxes charged to the Fund. No fees, expenses or taxes have been deducted from the other averages. The Total Investment Return is the % return of an initial U.S. $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.

     DIVIDEND DISTRIBUTIONS
    -----------------------


                 N.A.V.    Distri-     Distri-                     Value        12 Month        5 Year           Cum.
  Period           Per     bution      bution       Shares        $1,000       Investment     Investment      Investment
  Ending          Share    $  P/S     in Shares      Owned       Investment      Return         Return          Return
                                                                                             (Annualized)    (Annualized)
---------------------------------------------------------------------------------------------------------------------------
   WRIGHT EQUIFUND -- BELGIUM/LUXEMBOURG
-----------------------------------------
   2/15/94       $10.00                             100.00      $1,000.00

   Dec. 94        10.24     0.04     0.003984       100.40       1,028.08           --              --             --

   Jan. 95         9.87                             100.40         990.93           --              --             --
   Feb. 95        10.24                             100.40       1,028.08         2.91%             --             --
   Mar. 95        10.85                             100.40       1,089.32         9.70%             --           7.94%
   Apr. 95        11.29                             100.40       1,133.50        10.80%             --          10.99%
   May  95        11.65                             100.40       1,169.64        13.56%             --          12.95%
   Jun. 95        11.89                             100.40       1,193.74        17.15%             --          13.81%
   Jul. 95        12.04                             100.40       1,208.80        14.80%             --          13.93%
   Aug. 95        11.40                             100.40       1,144.54         6.77%             --           9.17%
   Sep. 95        11.74                             100.40       1,178.68        14.66%             --          10.67%
   Oct. 95        11.69                             100.40       1,173.66        12.20%             --           9.84%
   Nov. 95        11.64                             100.40       1,168.64        15.48%             --           9.11%
   Dec. 95        12.01     0.29     0.024702       102.88       1,236.60        20.28%             --          12.01%


   WRIGHT EQUIFUND -- BRITAIN
-------------------------------


   4/20/95       $10.00                             100.00      $1,000.00


   Apr. 95         9.99                             100.00         999.00           --              --             --
   May 95         10.21                             100.00       1,021.00           --              --             --
   Jun. 95        10.32                             100.00       1,032.00           --              --             --
   Jul. 95        10.99                             100.00       1,099.00           --              --             --
   Aug. 95        10.91                             100.00       1,091.00           --              --             --
   Sep. 95        11.16                             100.00       1,116.00           --              --             --
   Oct. 95        11.22                             100.00       1,122.00           --              --             --
   Nov. 95        10.86                             100.00       1,086.00           --              --             --
   Dec. 95        10.40     0.71     0.069322       106.93       1,111.03           --              --             --


   WRIGHT EQUIFUND -- GERMANY
------------------------------


   4/19/95       $10.00                             100.00      $1,000.00


   Apr. 95        10.11                             100.00       1,011.00           --              --             --
   May 95         10.22                             100.00       1,022.00           --              --             --
   Jun. 95        10.39                             100.00       1,039.00           --              --             --
   Jul. 95        10.79                             100.00       1,079.00           --              --             --
   Aug. 95        10.07                             100.00       1,007.00           --              --             --
   Sep. 95        10.14                             100.00       1,014.00           --              --             --
   Oct. 95         9.62                             100.00         962.00           --              --             --
   Nov. 95         9.16                             100.00         916.00           --              --             --
   Dec. 95         9.24     0.05     0.005501       100.55         929.08           --              --             --


   WRIGHT EQUIFUND -- HONG KONG
--------------------------------

   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 94        13.02     0.20     0.015140       115.25       1,500.54       -37.03%             --           9.60%

   Jan. 95        11.93                             115.25       1,374.92       -38.93%             --           7.19%
   Feb. 95        13.01                             115.25       1,499.39       -27.11%             --           9.08%
   Mar. 95        13.09                             115.25       1,508.61       -20.95%             --           9.05%
   Apr. 95        12.88                             115.25       1,484.41       -21.42%             --           8.53%
   May 95         13.95                             115.25       1,607.72       -18.10%             --          10.15%
   Jun. 95        13.40                             115.25       1,544.34       -16.14%             --           9.09%
   Jul. 95        13.66                             115.25       1,574.30       -18.29%           8.90%          9.35%
   Aug. 95        13.32                             115.25       1,535.12       -22.07%          11.42%          8.65%
   Sep. 95        13.51                             115.25       1,557.01       -18.90%          14.13%          8.81%
   Oct. 95        13.40                             115.25       1,544.34       -16.39%          12.63%          8.49%
   Nov. 95        13.11                             115.25       1,510.91        -1.56%          12.73%          7.92%
   Dec. 95        13.03     0.20     0.015522       117.04       1,525.05         1.63%          12.99%          7.98%

   WRIGHT EQUIFUND -- JAPAN
---------------------------

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 94         9.66     0.12     0.012752       101.28         978.32           --              --             --

   Jan. 95         9.45                             101.28         957.05           --              --             --
   Feb. 95         8.87                             101.28         898.31       -12.10%             --             --
   Mar. 95         9.38                             101.28         949.96        -5.38%             --          -4.47%
   Apr. 95         9.67                             101.28         979.33        -4.83%             --          -1.72%
   May 95          9.05                             101.28         916.54       -10.05%             --          -6.53%
   Jun. 95         8.78                             101.28         889.20       -18.35%             --          -8.21%
   Jul. 95         9.00                             101.28         911.48       -13.93%             --          -6.17%
   Aug. 95         8.67                             101.28         878.06       -17.16%             --          -8.09%
   Sep. 95         8.60                             101.28         870.97       -15.60%             --          -8.16%
   Oct. 95         8.42                             101.28         852.74       -17.29%             --          -8.90%
   Nov. 95         8.58                             101.28         868.94       -10.33%             --          -7.55%
   Dec. 95         8.78                             101.28         889.20        -9.11%             --          -6.07%

   WRIGHT EQUIFUND -- MEXICO
----------------------------

   8/02/94       $10.00                             100.00      $1,000.00

   Dec. 94         6.48     0.51     0.066186       106.62         690.89           --              --             --

   Jan. 95         4.80                             106.62         511.77           --              --             --
   Feb. 95         3.74                             106.62         398.75           --              --             --
   Mar. 95         3.58     0.07     0.023175       109.09         390.54           --              --             --
   Apr. 95         4.26                             109.09         464.72           --              --             --
   May 95          4.14                             109.09         451.63           --              --             --
   Jun. 95         4.46                             109.09         486.54           --              --             --
   Jul. 95         4.95                             109.09         535.99           --              --             --
   Aug. 95         5.11                             109.09         557.45       -47.76%             --             --
   Sep. 95         4.85                             109.09         529.08       -51.86%             --         -42.21%
   Oct. 95         3.99                             109.09         435.27       -58.82%             --         -48.71%
   Nov. 95         4.05                             109.09         441.81       -58.44%             --         -45.95%
   Dec. 95         4.22                             109.09         460.36       -33.37%             --         -42.25%


   WRIGHT EQUIFUND -- NETHERLANDS
---------------------------------

   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 94         8.10     3.01     0.381496       142.61       1,155.15        11.68%             --           3.31%

   Jan. 95         8.16                             142.61       1,163.71         6.05%             --           3.36%
   Feb. 95         8.54                             142.61       1,217.90        10.68%             --           4.32%
   Mar. 95         8.77     0.04     0.004724       143.29       1,256.61        15.27%             --           4.93%
   Apr. 95         8.95                             143.29       1,282.40        14.81%             --           5.29%
   May 95          9.12                             143.29       1,306.76        17.98%             --           5.60%
   Jun. 95         9.44                             143.29       1,352.61        23.26%             --           6.23%
   Jul. 95         9.64                             143.29       1,381.27        22.87%           6.55%          6.57%
   Aug. 95         9.17                             143.29       1,313.92        15.61%           8.42%          5.43%
   Sep. 95         9.54                             143.29       1,366.94        21.26%          10.95%          6.14%
   Oct. 95         9.59                             143.29       1,374.10        17.49%           9.70%          6.14%
   Nov. 95         9.32                             143.29       1,335.42        19.12%           9.40%          5.49%
   Dec. 95         8.59     0.96     0.112751       159.44       1,372.78        18.84%           9.88%          5.93%

   WRIGHT EQUIFUND -- NORDIC
-----------------------------

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 94         9.50     0.37     0.040066       104.01         988.06           --              --             --

   Jan. 95         9.43                             104.01         980.78           --              --             --
   Feb. 95         9.64                             104.01       1,002.62         0.67%             --             --
   Mar. 95         9.40                             104.01         977.66         2.48%             --          -1.96%
   Apr. 95        10.19                             104.01       1,059.83         7.60%             --           4.86%
   May 95         10.12                             104.01       1,052.55         6.43%             --           3.99%
   Jun. 95        10.39                             104.01       1,080.63        13.75%             --           5.73%
   Jul. 95        11.07                             104.01       1,151.35        15.14%             --          10.02%
   Aug. 95        10.68                             104.01       1,110.79        14.63%             --           6.96%
   Sep. 95        11.24                             104.01       1,169.03        21.14%             --           9.97%
   Oct. 95        11.11                             104.01       1,155.51        12.40%             --           8.73%
   Nov. 95        11.19                             104.01       1,163.83        22.51%             --           8.75%
   Dec. 95        11.33     0.05     0.004537       104.48       1,183.74        19.80%             --           9.31%

 WRIGHT EQUIFUND -- SWITZERLAND
-------------------------------

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 94         9.43     0.05     0.005447       100.54         948.14           --              --             --

   Jan. 95         9.37                             100.54         942.10           --              --             --
   Feb. 95         9.80                             100.54         985.34        -0.97%             --             --
   Mar. 95        10.27                             100.54       1,032.59         4.41%             --           2.90%
   Apr. 95        10.44                             100.54       1,049.69         8.10%             --           4.11%
   May 95         10.97                             100.54       1,102.97        11.64%             --           7.90%
   Jun. 95        11.20                             100.54       1,126.10        14.67%             --           9.04%
   Jul. 95        11.04                             100.54       1,110.01        13.73%             --           7.43%
   Aug. 95        10.54                             100.54       1,059.74         5.87%             --           3.84%
   Sep. 95        11.11                             100.54       1,117.05        12.27%             --           7.06%
   Oct. 95        11.22                             100.54       1,128.11        13.84%             --           7.31%
   Nov. 95        10.85                             100.54       1,090.91        16.18%             --           4.98%
   Dec. 95        11.10     0.05     0.004575       101.00       1,122.16        18.35%             --           6.34%


WRIGHT EQUIFUND -- BELGIUM/LUXEMBOURG
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
-------------------------------------------------

  Shares   Description                              Value
----------------------------------------------------------------------------


BEVERAGES -- 3.7%
  34,600   Quilmes Industries SA                $   539,760
                                                ------------



CHEMICALS -- 3.2%
   1,340   Tessenderlo Chemie                   $   474,669
                                                ------------



CONSTRUCTION -- 9.0%
   1,700   Cimenteries CBR Cementbed            $   685,950
  12,650   Desimpel Kortemark CY NV                 643,890
                                                ------------

                                                $ 1,329,840
                                                ------------


DIVERSIFIED -- 5.6%
     620   UCB SA                               $   825,297
                                                ------------



ELECTRONICS -- 4.2%
   5,170   Barco N.V. (Industries)              $   613,092
                                                ------------



FINANCIAL -- 10.3%
   2,110   Generale de Banque SA                $   747,426
   2,810   Kredietbank NPV                          767,666
                                                ------------

                                                $ 1,515,092
                                                ------------



METAL PRODUCTS MFRS. -- 3.7%
     670   Bekaert SA                           $   552,073
                                                ------------



REAL ESTATE & OTHER FINANCIALS -- 25.0%
   2,550   Algem Maastch Voor Nijve-Afv         $   762,487
  18,830   Cie Belge de Paricip Paribas             703,806
   5,560   Fortis AG                                676,344
  13,000   Gervaert Photo-Producten NV              799,524
   1,100   Sofina                                   559,718
     136   Socfinasia                               189,235
                                                ------------

                                                $ 3,691,114
                                                ------------



RECREATION -- 5.0%
  13,900   Audiofina                            $   739,161
                                                ------------



RETAILERS -- 11.5%
   2,060   Colruyt SA                           $   556,473
  15,500   Delhaize Le Ps                           644,614
  11,500   G.I.B. Holdings Ltd.                     504,859
                                                ------------

                                                $ 1,705,946
                                                ------------


UTILITIES -- 14.0%
   3,170   Electrabel                           $   753,993
   4,970   Powerfin SA                              652,703
   1,570   Reunies Electrobel & Tractebela          648,165
                                                ------------

                                                $ 2,054,861
                                                ------------


MISCELLANEOUS -- 5.0%
   4,480   Ackermans & Van Haaren               $   739,817
                                                ------------



TOTAL INVESTMENTS
(identified cost, $12,710,191)-- 100.2%         $14,780,722



OTHER ASSETS, LESS LIABILITIES-- (0.2%)            (27,847)
                                                -----------



NET ASSETS-- 100.0%                             $14,752,875
                                                ===========





See notes to financial statements

WRIGHT EQUIFUND -- BRITAIN
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
--------------------------------------------------


  Shares   Description                              Value
----------------------------------------------------------------------------


CHEMICALS -- 4.2%
 156,600   Allied Colloids Group PLC            $   323,455
  24,800   Laporte PLC                              258,047
                                                ------------

                                                $   581,502
                                                ------------

DIVERSIFIED -- 3.0%
  81,100   BTR Limited                          $   414,370
                                                ------------


ELECTRONICS -- 7.6%
  31,000   Farnell Electronic                   $   345,907
  28,000   Siebe PLC                                345,045
  37,900   Smiths Industries                        374,341
                                                ------------

                                                $ 1,065,293
                                                ------------


FINANCIAL -- 2.5%
  22,100   HSBC Holdings PLC                    $   345,101
                                                ------------


FOOD -- 7.7%
  53,900   Dalgety PLC                          $   339,430
 130,200   Hillsdown Holdings PLC                   343,741
  61,200   Unigate PLC                              390,154
                                                ------------

                                                $ 1,073,325
                                                ------------


MACHINERY & EQUIPMENT -- 7.0%
 119,933   Halma PLC                            $   325,948
  54,800   Powerscreen Int'l.                       329,354
  98,800   Weir Group PLC (The)                     322,984
                                                ------------

                                                $   978,286
                                                ------------


METAL PRODUCERS -- 3.4%
 105,200   Antofagasta Hldgs.                   $   477,874
                                                ------------



METAL PRODUCT MANUFACTURERS -- 2.3%
 126,400   Suter PLC                            $   321,931
                                                ------------

OIL, GAS & COAL -- 7.1%
 126,200   British-Borneo Petro Syndicat.       $   684,000
  21,200   Burmah Castrol PLC                       307,342
                                                ------------

                                                $   991,342
                                                ------------



PRINTING & PUBLISHING -- 4.8%
  32,000   Pearson PLC                          $   309,854
  41,000   United Newspapers                        353,022
                                                ------------

                                                $   662,876
                                                ------------


REAL ESTATE & OTHER FINANCIALS -- 5.5%
 125,600   Cattle's Holdings PLC                $   414,496
  27,737   Provident Financial PLC                  352,573
                                                ------------

                                                $   767,069
                                                ------------


RETAILERS -- 9.7%
  31,000   Kwik Save Group PLC                  $   240,715
  48,000   Marks & Spencer PLC Eng.                 335,448
 103,400   Tesco PLC                                476,923
 135,600   WM. Morrison Supermarkets PLC            294,822
                                                ------------

                                                $ 1,347,908
                                                ------------



TEXTILES -- 3.1%
 405,000   Readicut International PLC           $   430,841
                                                ------------



TRANSPORTATION -- 4.0%
 134,200   Christian Salvesen PLC               $   552,293
                                                ------------



UTILITIES -- 11.9%
  49,851   Cable & Wireless                     $   356,125
  27,165   National Grid Holdings                    84,164
  25,388   Northern Electricity PLC                 247,014
  35,700   Northwest Water PLC                      341,523
  40,000   Thames Water PLC                         348,804
  78,700   Vodafone Group PLC                       282,331
                                                ------------

                                                $ 1,659,961
                                                ------------

MISCELLANEOUS -- 10.4%
 125,900   Nurdin & Peacock PLC                 $   298,172
  36,000   Reuters Holdings PLC                     329,578
  51,100   Watson & Philip PLC                      428,535
  56,000   Wolseley PLC                             392,226
                                                ------------

                                                $ 1,448,511
                                                ------------

TOTAL INVESTMENTS
(identified cost, $12,521,140) -- 94.2%         $13,118,483


OTHER ASSETS, LESS LIABILITIES -- 5.8%              813,543
                                                ------------



NET ASSETS -- 100.0%                            $13,932,026
                                                ===========



See notes to financial statements

WRIGHT EQUIFUND -- GERMANY
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
-------------------------------------------------


  Shares   Description                              Value
----------------------------------------------------------------------------


APPAREL -- 3.2%
     630   Boss, Hugo                           $   530,665
                                                ------------

AUTOMOTIVE -- 3.2%
   1,020   Bayerische Motoren Werke AG          $   521,893
                                                ------------


CHEMICALS -- 7.2%
   2,290   Bayer AG                             $   603,387
   6,200   Fresenius AG                             586,982
                                                ------------

                                                $ 1,190,369
                                                ------------

CONSTRUCTION -- 13.7%
   1,210   Dyckerhoff                           $   259,436
     828   Heidelberger Zement AG German            518,761
  12,700   Kampa DM50                               508,354
   1,730   Walter Bau AG                            373,338
   1,640   Weru                                     585,674
                                                ------------

                                                $ 2,245,563
                                                ------------

DIVERSIFIED -- 3.7%
   1,860   Industrieverwaltungsgesellsc         $   605,325
                                                ------------

DRUGS -- 12.9%
     760   Altana Ind-Aktien DM50               $   441,768
     730   Beiersdorf                               510,721
   8,550   Schering AG                              565,615
   1,120   Wella AG                                 601,907
                                                ------------

                                                $ 2,120,011
                                                ------------

ELECTRICAL -- 3.0%
     650   Rheinelektra DM50                    $   493,213
                                                ------------


ELECTRONICS -- 7.0%
   3,900   SAP AG                               $   604,072
   1,660   Vossloh AG                               537,348
                                                ------------

                                                $ 1,141,420
                                                ------------

FINANCIAL -- 7.0%
  11,700   Deutsche Bank AG                     $   553,602
  22,400   Dresdner Bank AG                         597,229
                                                ------------

                                                $ 1,150,831
                                                ------------

FOOD -- 3.3%
     990   Suedzucker Ord.                      $   534,111
                                                ------------


MACHINERY & EQUIPMENT -- 3.2%
   1,710   GEA Pref Shares                      $   523,773
                                                ------------


METAL PRODUCT MANUFACTURERS -- 2.5%
   1,080   Buderus                              $   419,520
                                                ------------


RETAILERS -- 14.4%
   1,580   Ava Allg Handels Der Verbrau         $   533,449
  15,900   Douglas Holding AG                       560,070
   8,500   Hornbach AG                              727,811
   1,800   Kaufhof AG DM50                          547,581
                                                ------------

                                                $ 2,368,911
                                                ------------


UTILITIES -- 6.2%
   1,400   Kraftueberwerke Rheinfelden          $   487,295
   1,880   RWE AG                                   523,495
                                                ------------

                                                $ 1,010,790
                                                ------------


MISCELLANEOUS -- 9.1%
   2,800   Friedrich Grohe AG VZ                $   604,246
     870   Gehe AG                                  442,116
  10,400   Leifheit Ord.                            456,109
                                                ------------

                                                $ 1,502,471
                                                ------------


TOTAL INVESTMENTS
(identified cost, $17,511,208) -- 99.6%         $16,358,866


OTHER ASSETS, LESS LIABILITIES -- 0.4%               60,094
                                                ------------


NET ASSETS -- 100.0%                            $16,418,960
                                                ===========


See notes to financial statements

WRIGHT EQUIFUND -- HONG KONG
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
------------------------------------------------

  Shares   Description                              Value
-----------------------------------------------------------------------------


AEROSPACE -- 4.0%
  390,000  Hong Kong Aircraft Engineering Co.   $ 1,008,729
                                                ------------



ELECTRICAL -- 7.1%
  474,000  Johnson Electric Holdings-500        $   845,936
  601,000  Semi Tech (Global) Co. Ltd.              967,662
                                                ------------

                                                $ 1,813,598
                                                ------------


FINANCIAL -- 13.7%
  340,000  Bank of East Asia Hong Kong          $ 1,220,175
  117,000  Hang Seng Bank                         1,047,818
   81,000  HSBC Holdings PLC                      1,225,606
                                                ------------

                                                $ 3,493,599
                                                ------------


REAL ESTATE & OTHER FINANCIALS -- 15.8%
  175,000  Cheung Kong                          $ 1,065,955
  662,000  Hang Lung Development Co. Ltd.         1,053,036
   68,200  Hang Lung Development Co. Ltd. Wts*.      10,231
  175,000  Henderson Land Development             1,054,640
  100,000  Sun Hung Kai Properties Ltd.             817,976
                                                ------------

                                                $ 4,001,838
                                                ------------


RECREATION -- 3.4%
  247,000  Television Broadcasts Ltd.           $   880,033
                                                ------------



RETAILERS -- 15.8%
1,100,000  Dairy Farm Int'l. Hlds.              $ 1,012,000
  180,000  Hutchison Whampoa                      1,096,411
  796,000  Jardine Int'l. Motor Holdings            905,891
1,033,000  Sime Darby Hong Kong Limited             995,260
                                                ------------

                                                $ 4,009,562
                                                ------------


TRANSPORTATION -- 15.2%
  116,400  China Motor Bus Company              $ 1,008,574
  579,600  Kowloon Motor Bus Co. (1933) Ltd.        944,450
1,260,000  Shun Tak Holdings Ltd.                   888,070
  131,000  Swire Pacific Ltd. "A"                 1,016,489
                                                ------------

                                                $ 3,857,583
                                                ------------


UTILITIES -- 15.3%
  207,000  China Light & Power Co.              $   953,017
  589,000  Hong Kong & China Gas                    948,341
  285,000  Hong Kong Electric Holdings Ltd.         934,336
  590,000  Hong Kong Telecom                      1,052,958
                                                ------------

                                                $ 3,888,652
                                                ------------



MISCELLANEOUS -- 4.4%
1,000,000  First Pacific Co.                    $ 1,112,189
                                                ------------



TOTAL INVESTMENTS
(identified cost, $23,955,880) -- 94.7%         $24,065,783



OTHER ASSETS, LESS LIABILITIES -- 5.3%            1,333,548
                                                ------------



NET ASSETS -- 100.0%                            $25,399,331
                                                ===========



* Non-income producing security.


See notes to financial statements

WRIGHT EQUIFUND -- JAPAN
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
-------------------------------------------------

  Shares   Description                              Value
------------------------------------------------------------------------------


BEVERAGES -- 6.2%
  65,000   Chukyo Coca-Cola Bottling Co.        $   634,913
  52,000   Mikuni Coca-Cola Bottling                709,091
                                                ------------

                                                $ 1,344,004
                                                ------------



CONSTRUCTION -- 24.6%
  21,000   Chudenko Corp.                       $   718,955
  60,000   Danto Corp.                              742,747
  56,000   Kaneshita Construction                   752,805
  56,000   Nishimatsu Construction Co.              655,319
  36,000   Sumitomo Forestry                        557,060
  37,000   Taihei Dengyo                            583,269
  33,000   Takasago Thermal Engineering             590,425
  41,500   Yurtec Corp.                             726,451
                                                ------------

                                                $ 5,327,031
                                                ------------




DIVERSIFIED -- 3.5%
  79,000   Toho Real Estate Co. Ltd.            $   748,743
                                                ------------




DRUGS -- 19.2%
  54,000   Daiichi Pharmaceutical               $   767,698
  21,000   Ono Pharmaceutical                       806,286
  28,000   Sankyo Co. Ltd.                          628,240
  26,500   Santen Pharmaceutical                    602,273
  36,000   Taisho Pharmaceutical Co. Ltd.           710,251
  30,000   Yamanouchi Pharmaceutical                644,101
                                                ------------

                                                $ 4,158,849
                                                ------------




ELECTRICAL -- 3.1%
  82,000   Nippon Signal Co.                    $   670,116
                                                -------------



ELECTRONICS -- 2.7%
   5,000   Keyence Corp.                        $   575,435
                                                ------------


MACHINERY & EQUIPMENT -- 9.3%
 120,000   Kawasaki Heavy Industries            $   551,257
  24,000   Kurita Water Industries                  638,298
  60,000   Sansei Yusoki                            829,787
                                                ------------

                                                $ 2,019,342
                                                ------------


OIL, GAS & COAL -- 4.8%
  55,000   General Sekiyu K.K.                  $   501,596
  36,000   Tonen Corporation                        525,725
                                                ------------

                                                $ 1,027,321
                                                ------------



PRINTING & PUBLISHING -- 3.2%
  56,000   Kyodo Printing Co.                   $   698,646
                                                ------------



RETAILERS -- 15.4%
  14,000   Familymart                           $   630,948
  13,000   Ito Yokado Co.                           799,613
  24,200   Nissen Co.                               566,383
   9,200   Seven Eleven Japan Ltd.                  647,737
  18,000   York-Benimaru Co. Ltd.                   687,621
                                                ------------

                                                $ 3,332,302
                                                ------------


MISCELLANEOUS -- 6.4%
  82,000   Inabata & Co.                        $   578,917
  58,000   Wakita & Co.                             813,346
                                                ------------

                                                $ 1,392,263
                                                ------------


TOTAL INVESTMENTS
(identified cost, $21,134,213) -- 98.4%         $21,294,052


OTHER ASSETS, LESS LIABILITIES -- 1.6%              336,931
                                                ------------



NET ASSETS -- 100.0%                            $21,630,983
                                                ===========



See notes to financial statements

WRIGHT EQUIFUND -- MEXICO
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
--------------------------------------------------

Shares     Description                              Value
-------------------------------------------------------------------------------


BEVERAGES -- 8.5%
 645,000   Fomento Economico Mexicano           $ 1,442,599
 475,000   Grupo Continental SA-Ser CP            1,326,438
                                                ------------

                                                $ 2,769,037
                                                ------------


CONSTRUCTION -- 9.8%
 345,000   Apasco                               $ 1,409,438
 322,320   Cementos de Mexico SA-CPO              1,054,259
 224,000   Cemex SA                                 732,670
                                                ------------

                                                $ 3,196,367
                                                ------------


DIVERSIFIED -- 13.9%
 412,000   Desc Sociedad de Fomento Indl*       $ 1,507,381
 260,000   Grupo Carso SA*                        1,401,681
 125,000   Grupo Industrial Alfa SA-A             1,598,255
                                                ------------

                                                $ 4,507,317
                                                ------------


FOOD -- 9.2%
 340,000   Grupo Industrial Bimbo-Ser A         $ 1,393,406
2,600,000  Grupo Industrial Maseca B              1,586,555
                                                ------------

                                                $ 2,979,961
                                                ------------


PAPER -- 6.2%
 395,000   Empaques Ponderosa SA*               $   707,783
  88,000   Kimberly-Clark de Mexico-B             1,324,266
                                                ------------

                                                $ 2,032,049
                                                ------------


REAL ESTATES & OTHER FINANCIALS -- 4.4%
 860,000   Grupo Financieri Banamex             $ 1,434,260
                                                ------------


RECREATION -- 3.6%
 104,000   Grupo Televisa SA-Ser CPO            $ 1,175,126
                                                ------------


RETAILERS -- 12.9%
1,478,000  Cifra SA de CV B*                    $ 1,543,922
2,460,000  Controladora Coml Mexicana B*          1,590,175
 500,000   Sears (Mexico)*                        1,045,249
                                                ------------

                                                $ 4,179,346
                                                ------------


TOBACCO -- 3.8%
 322,000   Empressa La Moderna Ser ACP*         $ 1,232,217
                                                ------------



TRANSPORTATION -- 3.3%
 140,000   Transport Maritima 'A' Shares*       $ 1,067,873
                                                ------------



UTILITIES -- 4.6%
 930,000   Telefonos de Mexico                  $ 1,486,076
                                                ------------



MISCELLANEOUS -- 4.1%
3,470,000  Grupo Posadas Sa De CV*              $ 1,345,831
                                                ------------


TOTAL INVESTMENTS
(identified cost, $27,700,973) -- 84.3%         $27,405,460


OTHER ASSETS, LESS LIABILITIES -- 15.7%           5,087,582
                                                ------------



NET ASSETS -- 100.0%                            $32,493,042
                                                ===========


* Non-income producing security.

See notes to financial statements

WRIGHT EQUIFUND -- NETHERLANDS
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
-------------------------------------------------

  Shares   Description                              Value
------------------------------------------------------------------------------


BEVERAGES -- 6.2%
   5,450   Grolsch N.V.                         $   189,111
   1,460   Heineken N.V.                            258,480
                                                ------------

                                                $   447,591
                                                ------------


CONSTRUCTION -- 11.1%
   1,555   Hollandesche Beton Group N.V.        $   236,910
  19,000   Koninklijke Boskalis                     270,568
   4,810   Volker Stevin                            290,137
                                                ------------

                                                $   797,615
                                                ------------

DIVERSIFIED -- 3.7%
   4,104   Atag Hlding N.V.                     $   270,521
                                                ------------



ELECTRONICS -- 4.7%
   7,250   Getronics N.V.                       $   338,132
                                                ------------


FOOD -- 11.8%
   6,530   CSM N.V. Cert.                       $   284,248
   3,300   Nutricia Verenidge Bedrijven             266,364
   2,170   Unilever N.V.                            304,294
                                                ------------

                                                $   854,906
                                                ------------


MACHINERY & EQUIPMENT -- 3.9%
   4,600   Oce-Van Der Grinten                  $   279,187
                                                ------------


METAL PRODUCT MANUFACTURERS -- 3.5%
   7,400   Twentsche Kabel Holding N.V.         $   254,014
                                                ------------



PRINTING & PUBLISHING -- 16.5%
  20,100   Elsevier                             $   267,484
   1,880   Telegraf (Holdingsmij) - CVA             264,212
   2,180   Verenigde Nederlandse                    298,647
   3,850   Wolters Kluwer N.V.                      363,429
                                                ------------

                                                $ 1,193,772
                                                ------------



REAL ESTATE & OTHER FINANCIALS -- 4.5%
   4,830   Amev N.V.                            $   322,881
                                                ------------



RECREATION -- 3.7%
   5,100   Polygram                             $   270,207
                                                ------------



RETAILERS -- 14.6%
   5,130   Deboer Winkelbedridjven              $   252,018
   4,060   Konin Bijenkorf Beheer                   267,620
   6,503   Koninklijke Ahold N.V.                   264,876
  11,900   MacIntosh N.V.                           264,921
                                                ------------

                                                $ 1,049,435
                                                ------------


TEXTILES -- 3.1%
   4,950   Gamma Holding N.V.                   $   224,706
                                                ------------



MISCELLANEOUS -- 11.2%
   4,937   Hagemeyer N.V.                       $   257,273
   9,000   IHC Caland N.V.                          302,220
  14,000   Otra N.V. Aandeel                        248,119
                                                ------------

                                                $   807,612
                                                ------------


TOTAL INVESTMENTS
(identified cost, $6,582,888) -- 98.5%          $ 7,110,579

OTHER ASSETS, LESS LIABILITIES -- 1.5%              106,958
                                                ------------

NET ASSETS -- 100.0%                            $ 7,217,537
                                                ===========


See notes to financial statements

WRIGHT EQUIFUND -- NORDIC
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
-------------------------------------------------

  Shares   Description                              Value
------------------------------------------------------------------------------


BEVERAGES -- 3.6%
   2,290   Carlsberg AS - B                     $   127,634
                                                ------------


CHEMICALS -- 17.2%
   8,000   AGA AB B Free                        $   110,262
     560   Cheminova A/S- "B"                       123,840
   1,400   Christian Hansen Holding - B             135,922
   2,900   Perstorp AB - B Shs                      124,496
   7,920   Unitor AS                                108,672
                                                ------------

                                                $   603,192
                                                ------------


CONSTRUCTION -- 9.6%
     470   Icopal                               $   113,233
  11,040   Skane-Gripen AB-Ser B Fr                 104,767
   1,350   Superfos AS                              117,718
                                                ------------

                                                $   335,718
                                                ------------


DIVERSIFIED -- 3.0%
   2,200   Orkla A/S-B-Aksjer                   $   104,786
                                                ------------



DRUGS -- 22.0%
   3,400   Astra AB B Free Shares               $   134,694
   1,670   Coloplast B A/S                          147,346
   7,000   Gambro AB - "B" Free                     132,856
     890   Novo-Nordisk AS                          121,611
   3,700   Orion A/S-B                              103,590
   1,830   Radiometer A/S -"B"                      130,949
                                                ------------

                                                $   771,046
                                                ------------


FINANCIAL -- 3.8%
   6,440   Svenska Handelsbanken - "A"          $   133,869
                                                ------------


FOOD -- 2.8%
   4,080   Huhtamaki "I" Free                   $    98,312
                                                ------------


MACHINERY & EQUIPMENT -- 6.6%
   7,780   Atlas Copco AB A Free                $   119,535
   6,400   Sandvik AB B Fria                        112,310
                                                ------------

                                                $   231,845
                                                ------------


REAL ESTATE & OTHER FINANCIALS -- 3.9%
   9,100   Om Gruppa AB Free                    $   137,074
                                                ------------



RETAILERS -- 3.5%
   2,200   Hennes & Mauritz AB B-F              $   122,613
                                                ------------



TRANSPORTATION -- 3.6%
  10,200   Helikopter Service AS                $   124,674
                                                ------------



UTILITIES -- 10.9%
   7,660   Graningeverkens                      $   141,921
   8,040   Gullspangs Kraft - "B" Free              117,474
   5,450   Sydkraft AB - A Free                     120,678
                                                ------------

                                                $   380,073
                                                ------------


MISCELLANEOUS -- 8.2%
   6,650   ISS Int'l. Service System-B          $   149,452
   1,230   Sophus Berendsen                         138,215
                                                ------------

                                                $   287,667
                                                ------------


TOTAL INVESTMENTS
(identified cost, $3,076,400) -- 98.7%          $ 3,458,503


OTHER ASSETS, LESS LIABILITIES -- 1.3%               45,802
                                                ------------



NET ASSETS -- 100.0%                            $ 3,504,305
                                                ===========



See notes to financial statements

WRIGHT EQUIFUND -- SWITZERLAND
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995
-------------------------------------------------

  Shares   Description                              Value
------------------------------------------------------------------------------


CHEMICALS -- 16.1%
     360   Ciba Geigy AG-B                      $   314,889
      70   Ems-Chemie Holding AG                    319,795
     290   Sarna Kunsstof Hldg AG-Reg.              312,990
     360   Siegfried AG-R                           280,872
                                                ------------

                                                $ 1,228,546
                                                ------------



CONSTRUCTION -- 3.3%
   1,030   Sika Finanz AG-Bearer                $   250,011
                                                ------------


DRUGS -- 8.0%
     320   Sandoz AG-Reg.                       $   292,939
      40   Roche Holding AG-Genuschein              316,415
                                                ------------

                                                $   609,354
                                                ------------


ELECTRICAL -- 4.6%
     440   Hilti AG-PC                          $   350,535
                                                ------------


FINANCIAL -- 11.5%
     260   Baer Hldg. AG-(Br)                   $   288,501
     260   Schweiz Bankgesellschaft B               281,739
     750   Schweizerischer Bankverein               306,229
                                                ------------

                                                $   876,469
                                                ------------


FOOD -- 8.6%
     230   Lindt & Spruengli AG-PC              $   334,966
     290   Nestle                                   320,532
                                                ------------

                                                $   655,498
                                                ------------

MACHINERY & EQUIPMENT -- 11.5%
     480   Nokia-Maillefer S.A.                 $   250,912
     290   Schindler Holding AG-Regd                311,733
     150   Schweiz Ind. Gesselschaft                313,380
                                                ------------

                                                $   876,025
                                                ------------


REAL ESTATE & OTHER FINANCIALS -- 4.0%
     535   Intershop Holdings-Br                $   306,099
                                                ------------


RETAILERS -- 9.7%
   1,000   Fust (Dipl. Ong AG)                  $   251,398
     390   Magazine Glob-R                          240,042
   1,130   Merkur Holding AG                        248,815
                                                ------------

                                                $   740,255
                                                ------------


TEXTILES -- 3.9%
     700   Forbo Holdings AG-R                  $   299,163
                                                ------------



UTILITIES -- 4.0%
   1,500   Elektricite de Laufenbourg           $   305,578
                                                ------------



MISCELLANEOUS -- 16.6%
   1,130   Kardex B                             $   355,100
   1,760   Rentsch (W) Holding AG                   286,836
   2,400   S.M.H. Ag-Reg. 10SFR                     314,161
     900   SGS Soc. Gen. Surveillance-R             308,179
                                                ----------

                                                $ 1,264,276
                                                ----------


TOTAL INVESTMENTS
(identified cost, $7,328,686) -- 101.8%         $ 7,761,809


OTHER ASSETS, LESS LIABILITIES -- (1.8%)          (133,554)
                                                ------------



NET ASSETS -- 100.0%                            $ 7,628,255
                                                ===========


See notes to financial statements

     STATEMENTS OF ASSETS AND LIABILITIES
     DECEMBER 31, 1995
--------------------------------------------


                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                            --------------------------------------------
                                                                             BELGIUM/
                                                                            LUXEMBOURG         BRITAIN           GERMANY
                                                                              SERIES           SERIES            SERIES
-----------------------------------------------------------------------------------------------------------------------------

   ASSETS:
     Investments --
       Identified cost.................................                    $12,710,191       $12,521,140      $17,511,208
       Unrealized appreciation (depreciation)..........                      2,070,531           597,343       (1,152,342)
                                                                           -----------       -----------      -----------

         Total value (Note 1A).........................                    $14,780,722       $13,118,483      $16,358,866

     Cash..............................................                         10,684           732,173           96,623
     Receivable for Fund shares sold...................                         31,718            28,621           45,290
     Dividends receivable..............................                          5,294            94,790               --
     Tax reclaim receivable............................                         47,198             4,126           35,097
     Deferred organization expenses (Note 1E)..........                          6,837            15,486           15,476
                                                                           -----------       -----------      -----------

         Total Assets..................................                    $14,882,453       $13,993,679      $16,551,352
                                                                           -----------       -----------      -----------

   LIABILITIES:
     Payable for Fund shares reacquired................                    $    57,402       $    56,260      $   122,725
     Loans payable (Note 8)............................                         65,000                --               --
     Trustees fees payable.............................                            114               114              114
     Custodian fee payable (Note 2)....................                          3,011                --            4,200
     Accrued Interest..................................                             67                --               --
     Accrued expenses..................................                          3,984             5,279            5,353
                                                                           -----------       -----------      -----------

         Total Liabilities.............................                    $   129,578       $    61,653      $   132,392
                                                                           -----------       -----------      -----------

   NET ASSETS..........................................                    $14,752,875       $13,932,026      $16,418,960
                                                                           ============      ============     ============

   NET ASSETS CONSIST OF:
   Paid in capital.....................................                    $12,645,616       $13,238,183      $17,777,513
   Accumulated undistributed net realized gain (loss) on
    investment and foreign currency transactions (computed
    on the basis of identified cost)...................                        (24,774)          114,839         (235,322)
   Unrealized appreciation (depreciation) of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........                      2,069,640           597,595       (1,153,063)
   Undistributed net investment income (loss)..........                         62,393           (18,591)          29,832
                                                                           -----------       -----------      -----------

     Net assets applicable to outstanding shares.......                    $14,752,875       $13,932,026      $16,418,960
                                                                           ============      ============     ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING........................................                      1,228,016         1,339,845        1,776,677
                                                                           ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (NOTE 9)....................                         $12.01            $10.40           $ 9.24
                                                                           ============      ============     ============



See notes to financial statements

     STATEMENTS OF ASSETS AND LIABILITIES
     DECEMBER 31, 1995
-------------------------------------------


                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                          ----------------------------------------------

                                                                             HONG KONG          JAPAN            MEXICO
                                                                              SERIES           SERIES            SERIES
------------------------------------------------------------------------------------------------------------------------

   ASSETS:
     Investments --
       Identified cost.................................                    $23,955,880       $21,134,213      $27,700,973
       Unrealized appreciation (depreciation)..........                        109,903           159,839         (295,513)
                                                                           -----------       -----------      -----------

         Total value (Note 1A).........................                    $24,065,783       $21,294,052      $27,405,460

     Cash..............................................                      1,182,642           250,927        4,650,838
     Receivable for investments sold...................                             --                --        1,265,320
     Receivable for Fund shares sold...................                        304,523           178,098          339,732
     Dividends receivable..............................                         54,250            34,297               --
     Receivables for open forward foreign currency exchange
       contracts (Notes 1H & 7)........................                             --                --            2,755
     Deferred organization expenses (Note 1E)..........                             --             5,797           12,345
                                                                           -----------       -----------      -----------

         Total Assets..................................                    $25,607,198       $21,763,171      $33,676,450
                                                                                                                         -
                                                                           -----------       -----------      -----------

   LIABILITIES:
     Payable for investments purchased.................                    $        --       $        --      $   554,713
     Payable for Fund shares reacquired................                        200,313           125,974          622,055
     Payable to dividend disbursing agent..............                             --                --            1,876
     Trustees fees payable.............................                            114               114              114
     Custodian fee payable (Note 2)....................                            150             1,500               --
     Accrued expenses..................................                          7,290             4,600            4,650
                                                                           -----------       -----------      -----------

         Total Liabilities.............................                    $   207,867       $   132,188      $ 1,183,408
                                                                           -----------       -----------      -----------

   NET ASSETS..........................................                    $25,399,331       $21,630,983      $32,493,042
                                                                           ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................                    $30,379,524       $23,219,432      $42,386,102
   Accumulated undistributed net realized loss on
    investment and foreign currency transactions (computed
    on the basis of identified cost)...................                     (5,879,695)       (1,748,903)      (9,578,811)
   Unrealized appreciation (depreciation) of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........                        109,916           159,484         (297,359)
   Undistributed net investment income (loss)..........                        789,586               970          (16,890)
                                                                           -----------       -----------      -----------

     Net assets applicable to outstanding shares.......                    $25,399,331       $21,630,983      $32,493,042
                                                                           ============      ============     ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING........................................                      1,949,893         2,462,643        7,702,888
                                                                           ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (NOTE 9)....................                         $13.03           $ 8.78            $ 4.22
                                                                           ============      ============     ============


See notes to financial statements

     STATEMENTS OF ASSETS AND LIABILITIES
     DECEMBER 31, 1995
------------------------------------------


                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                          -------------------------------------------------
                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
---------------------------------------------------------------------------------------------------------------------------

   ASSETS:
     Investments --
       Identified cost.................................                    $ 6,582,888       $ 3,076,400      $ 7,328,686
       Unrealized appreciation.........................                        527,691           382,103          433,123
                                                                           -----------       -----------      -----------

         Total value (Note 1A).........................                    $ 7,110,579       $ 3,458,503      $ 7,761,809

     Cash..............................................                        115,412            27,489           14,280
     Receivable for Fund shares sold...................                         23,294            15,486           27,493
     Tax reclaim receivable............................                          8,429             2,021           38,695
     Deferred organization expenses (Note 1E)..........                             --             5,797            6,727
     Receivable from Investment Adviser................                             --            13,004               --
     Dividend Receivable...............................                             --               980               --
                                                                           -----------       -----------      -----------

         Total Assets..................................                    $ 7,257,714       $ 3,523,280      $ 7,849,004
                                                                           -----------       -----------      -----------

   LIABILITIES:
     Payable for Fund shares reacquired................                    $    23,568       $    12,356      $    27,320
     Investment Adviser fee payable (Note 2)...........                         11,617                --            3,949
     Loans payable (Note 8)............................                             --                --          180,000
     Trustees fees payable.............................                            114               114              114
     Custodian fee payable (Note 2)....................                          2,100             3,405            4,000
     Distribution fee payable (Note 3).................                             --                --            1,652
     Payable to Dividend Disbursing Agent..............                             --                --              100
     Accrued interest..................................                             --                --              170
     Accrued expenses..................................                          2,778             3,100            3,444
                                                                           -----------       -----------      -----------

         Total Liabilities.............................                    $    40,177       $    18,975      $   220,749
                                                                           -----------       -----------      -----------

   NET ASSETS..........................................                    $ 7,217,537       $ 3,504,305      $ 7,628,255
                                                                           ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................                    $ 6,714,019       $ 3,382,161      $ 7,217,307
   Accumulated undistributed (overdistributed) net realized
    gain (loss) on investment and foreign currency transactions
    (computed on the basis of identified cost).........                        (18,425)         (281,633)         (32,131)
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........                         528,026          382,219          433,488
   Undistributed net investment income (loss)..........                         (6,083)           21,558            9,591
                                                                           -----------       -----------      -----------

     Net assets applicable to outstanding shares.......                    $ 7,217,537       $ 3,504,305      $ 7,628,255
                                                                           ============      ============     ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING........................................                        839,843           309,300          687,291
                                                                           ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (NOTE 9)....................                         $ 8.59            $11.33           $11.10
                                                                           ============      ============     ============


See notes to financial statements

     STATEMENTS OF OPERATIONS
     FOR THE YEAR ENDED DECEMBER 31, 1995
------------------------------------------

                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                          ----------------------------------------------
                                                                             BELGIUM/
                                                                            LUXEMBOURG         BRITAIN           GERMANY
                                                                              SERIES          SERIES(1)         SERIES(2)
-------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $    487,722      $    528,656      $   269,541
       Less:  Foreign taxes...........................                        (68,261)          (77,996)         (26,954)
                                                                           -----------       -----------      -----------

       Total investment income........................                   $    419,461      $    450,660      $   242,587
                                                                           -----------       -----------      -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $    103,043      $     83,324      $    82,313
       Administrator fee (Note 2).....................                         13,739            11,110           10,975
       Audit fees.....................................                          5,342             2,809            2,809
       Compensation of Trustees not affiliated with
         the Investment Adviser or Administrator......                            987               462              432
       Custodian fee (Note 2).........................                         45,460            37,392           38,188
       Transfer & dividend disbursing agent fees......                          6,671             3,836            4,392
       Shareholder communication expense..............                          3,472               861              250
       Distribution expenses (Note 3).................                         34,348            27,775           27,438
       Legal services.................................                          9,292               297              228
       Registration costs.............................                         11,042             1,486            1,525
       Amortization of organization expense (Note 1E).                          2,161             2,514            2,524
       Printing.......................................                          3,079             2,081            2,936
       Interest expense...............................                          1,110                --               --
       Miscellaneous..................................                          2,121             1,869            1,638
                                                                           -----------       -----------      -----------

       Total expenses.................................                   $    241,867      $    175,816      $   175,648

       Deduct --
         Reduction of custodian fee (Note 2)..........                         32,069            36,870            33,588
                                                                           -----------       -----------      -----------

         Net expenses.................................                   $    209,798      $    138,946      $   142,060
                                                                           -----------       -----------      -----------

           Net investment income......................                   $    209,663      $    311,714      $   100,527
                                                                           -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investment and foreign
      currency transactions (identified cost basis)...                   $    357,022      $    812,736      $  (234,821)
     Change in unrealized appreciation (depreciation) of
      investments and translation of assets and liabilities in
      foreign currencies..............................                      1,933,707           597,595       (1,153,063)
                                                                           -----------       -----------      -----------

         Net realized and unrealized gain (loss)
         on investments...............................                   $  2,290,729      $  1,410,331      $(1,387,884)
                                                                           -----------       -----------      -----------

         Net increase (decrease) in net assets
         from operations..............................                   $  2,500,392      $  1,722,045      $(1,287,357)
                                                                           ============      ============     ============


   (1)From the start of business, April 20, 1995, to December 31, 1995.
   (2)From the start of business, April 19,1995, to December 31, 1995.

See notes to financial statements

     STATEMENTS OF OPERATIONS
     FOR THE YEAR ENDED DECEMBER 31, 1995
------------------------------------------


                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                             ------------------------------------------
                                                                             HONG KONG          JAPAN            MEXICO
                                                                              SERIES           SERIES            SERIES
-----------------------------------------------------------------------------------------------------------------------

   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $  1,479,089      $    154,248      $   219,276
       Less: Foreign taxes............................                             --           (23,137)              --
                                                                           -----------       -----------      -----------

       Total investment income........................                   $  1,479,089      $    131,111      $   219,276
                                                                           -----------       -----------      -----------


     Expenses --
       Investment Adviser fee (Note 2)................                   $    241,428      $    120,678      $   167,535
       Administrator fee (Note 2).....................                         32,190            16,090           22,338
       Audit fees.....................................                         14,542            12,042            5,209
       Compensation of Trustees not affiliated with
        the Investment Adviser or Administrator.......                            760               882              918
       Custodian fee (Note 2).........................                         80,807            67,334           73,145
       Transfer & dividend disbursing agent fees......                          8,121             7,453            7,575
       Shareholder communication expense..............                         13,259             3,903            2,034
       Distribution expenses (Note 3).................                         80,476            40,226           55,845
       Legal services.................................                            419               359            9,706
       Registration costs.............................                         16,715            11,023           10,489
       Amortization of organization expense (Note 1E).                          3,795             1,856            3,404
       Printing.......................................                          1,554             3,067            3,097
       Interest expense...............................                         14,813             4,349           17,595
       Miscellaneous..................................                          2,263             2,054            5,673
                                                                           -----------       -----------      -----------

       Total expenses.................................                   $    511,142      $    291,316      $   384,563

       Deduct --
         Reduction of custodian fee (Note 2)..........                         80,807            51,686           73,145
                                                                           -----------       -----------      -----------

         Net expenses.................................                   $    430,335      $    239,630      $   311,418
                                                                           -----------       -----------      -----------

           Net investment income (loss)...............                   $  1,048,754      $   (108,519)     $   (92,142)
                                                                           -----------       -----------      -----------


     REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized loss on investment and foreign
      currency transactions (identified cost basis)...                   $ (3,864,758)     $ (1,732,840)     $(9,414,919)
     Change in unrealized appreciation of
      investments and translation of assets and liabilities
      in foreign currencies...........................                      4,520,511           592,836        6,179,863
                                                                           -----------       -----------      -----------

       Net realized and unrealized gain (loss)........                   $    655,753      $ (1,140,004)     $(3,235,056)
                                                                           -----------       -----------      -----------

       Net increase (decrease) in net assets from
        operations....................................                   $  1,704,507      $ (1,248,523)     $(3,327,198)
                                                                           ============      ============     ============


See notes to financial statements

     STATEMENTS OF OPERATIONS
     FOR THE YEAR ENDED DECEMBER 31, 1995
-------------------------------------------


                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                           ------------------------------------------------
                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
----------------------------------------------------------------------------------------------------------------------------

   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $    144,040      $     91,719      $   218,637
       Less:  Foreign taxes...........................                        (21,530)          (13,758)         (29,129)
                                                                           -----------       -----------      -----------

       Total investment income........................                   $    122,510      $     77,961      $   189,508
                                                                           -----------       -----------      -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $     49,082      $      27,207     $    52,298
       Administrator fee (Note 2).....................                          6,544             3,628            6,973
       Audit fees.....................................                         11,542            12,042           11,542
       Compensation of Trustees not affiliated with
        the Investment Adviser or Administrator.......                            748               778            1,519
       Custodian fee (Note 2).........................                         41,455            35,917           44,486
       Transfer & dividend disbursing agent fees......                          5,882             5,431            5,327
       Shareholder communication expense..............                          1,105             1,493            1,409
       Distribution expenses (Note 3).................                         16,361             9,069           17,432
       Legal services.................................                            347               349              346
       Registration costs.............................                         13,115            10,640           10,269
       Amortization of organization expense (Note 1E).                          3,795             1,856            2,159
       Printing.......................................                          1,583             2,986            2,974
       Interest expense...............................                          4,944             1,645            6,811
       Miscellaneous..................................                          4,107             4,439            3,291
                                                                           -----------       -----------      -----------

       Total expenses.................................                   $    160,610      $    117,480      $   166,836
                                                                           -----------       -----------      -----------

       Deduct --
         Reduction of Investment Adviser fee (Note 2).                   $      2,868      $     17,776      $        --
         Allocation of expenses to
          Investment Adviser (Note 2).................                             --            13,004               --
         Reduction of distribution expenses
          by Principal Underwriter (Note 3)...........                          9,853             5,925            9,347
         Reduction of custodian fee (Note 2)..........                         16,956             8,217           18,000
                                                                           -----------       -----------      -----------

         Total deducted...............................                   $     29,677      $     44,922      $    27,347
                                                                           -----------       -----------      -----------

         Net expenses.................................                   $    130,933      $     72,558      $   139,489
                                                                           -----------       -----------      -----------

           Net investment income (loss)...............                   $     (8,423)     $      5,403      $    50,019
                                                                           -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment and foreign currency
      transactions (identified cost basis)............                   $    728,331      $     84,767      $   233,699
     Change in unrealized appreciation of investments
      and transactions of assets and liabilities
      in foreign currencies...........................                        165,219           433,264          520,123
                                                                           -----------       -----------      -----------

         Net realized and unrealized gain.............                   $    893,550      $    518,031      $   753,822
                                                                           -----------       -----------      -----------

         Net increase in net assets
          from operations.............................                   $    885,127      $    523,434      $   803,841
                                                                           ============      ============     ============


See notes to financial statements

     STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------


                                                                    THE WRIGHT EQUIFUND EQUITY TRUST
                                             --------------------------------------------------------------------------
                                             BELGIUM/LUXEMBOURG SERIES      BRITAIN SERIES            GERMANY SERIES
                                               Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                             -------------------------   -----------------------    -------------------
                                                  1995       1994(1)            1995(2)                    1995(3)
-----------------------------------------------------------------------------------------------------------------------

   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income..............  $  209,663   $    70,506         $   311,714                $  100,527
       Net realized gain (loss)...........     357,022       (88,661)            812,736                  (234,821)
       Change in unrealized appreciation
        (depreciation)....................   1,933,707        135,933            597,595                (1,153,063)
                                            ----------    ----------         -----------               -----------

        Increase (decrease) in net assets
         from operations..................  $2,500,392   $   117,778         $ 1,722,045                $(1,287,357)

     Distributions to shareholders from
       net investment income..............     (60,821)      (42,100)           (189,522)                  (89,834)
     Distributions to shareholders from
       net realized gains.................    (291,155)           --            (701,234)                       --
     Undistributed net investment
       income (loss) included in price of shares
       sold and redeemed (Note 1D)........     (11,411)       45,398             (37,601)                   30,450
     Net increase from Fund share
       transactions (exclusive of amounts
       allocated to net investment income)
       (Note 4)...........................   1,179,035    11,315,759          13,138,338                17,765,701
                                            ----------    ----------         -----------               -----------

       Net increase in net assets.........  $3,316,040   $11,436,835         $13,932,026                $16,418,960

   NET ASSETS:

     At beginning of year.................  11,436,835            --                  --                        --
                                            ----------    ----------         -----------               -----------

     At end of year.......................  $14,752,875  $11,436,835         $13,932,026                $16,418,960
                                            ===========  ===========         ===========                ===========


   UNDISTRIBUTED NET INVESTMENT
     INCOME (LOSS) INCLUDED IN
     NET ASSETS...........................  $   62,393   $    73,804         $   (18,591)               $   29,832
                                            ===========  ===========         ===========                ===========



   (1) For the period from the start of business, February 15, 1994, to December 31, 1994. (2) For the period from the start of business, April 20, 1995, to December 31, 1995. (3) For the period from the start of business, April 19, 1995, to December 31, 1995.

See notes to financial statements

     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------

                                                                    THE WRIGHT EQUIFUND EQUITY TRUST
                                               -----------------------------------------------------------------------
                                                 HONG KONG SERIES           JAPANESE SERIES            MEXICO SERIES
                                               Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                               ---------------------      ----------------------    -------------------
                                                  1995        1994         1995        1994(1)       1995       1994(2)
-----------------------------------------------------------------------------------------------------------------------

   INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $ 1,048,754  $    926,621  $  (108,519) $   (44,671) $   (92,142) $   (83,369)
       Net realized gain (loss)...........  (3,864,758)   (2,011,071)  (1,732,840)     131,722   (9,414,919)     939,626
       Change in unrealized appreciation
        (depreciation)....................   4,520,511    (8,868,569)     592,836     (433,352)   6,179,863   (6,477,222)
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Increase (decrease) in net assets
           from operations................ $ 1,704,507  $ (9,953,019) $(1,248,523) $  (346,301) $(3,327,198) $(5,620,965)

     Distributions to shareholders from
       net investment income..............    (384,817)     (297,846)          --           --           --           --
     Distributions to shareholders
       from net realized gains...........           --            --           --     (101,597)     (67,814)    (871,953)
     Distributions to shareholders in excess
       of net realized gains..............          --            --           --           --      (99,000)          --
     Undistributed net investment
       income included in price of shares
       sold and redeemed (Note 1D)........      71,707       427,406           --          970           --           --
     Net increase from Fund
       share transactions (exclusive of
       amounts allocated to net investment
       income)  (Note 4)..................   4,329,221    13,291,870   14,226,698    9,099,736   22,564,708   19,915,264
                                            -----------   -----------  -----------  -----------  -----------  -----------

       Net increase in net assets......... $ 5,720,618  $  3,468,411  $12,978,175  $ 8,652,808  $19,070,696  $13,422,346

   NET ASSETS:

     At beginning of year.................  19,678,713    16,210,302    8,652,808           --   13,422,346           --
                                            -----------   -----------  -----------  -----------  -----------  -----------

     At end of year....................... $25,399,331  $ 19,678,713  $21,630,983  $ 8,652,808  $32,493,042  $13,422,346
                                           ============  ============ ============  =========== ============  ===========


   UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) INCLUDED IN
    NET ASSETS............................ $   789,586  $  1,404,869  $       970  $       970  $   (16,890) $       (27)
                                           ============  ============ ============  =========== ============  ===========




   (1) For the period from the start of business, February 14, 1994, to December 31, 1994. (2) For the period from the start of business, August 2, 1994, to December 31, 1994.


See notes to financial statements

     STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------


                                                                    THE WRIGHT EQUIFUND EQUITY TRUST
                                               ------------------------------------------------------------------------
                                                 NETHERLANDS SERIES          NORDIC SERIES          SWITZERLAND SERIES
                                                 Year Ended Dec. 31        Year Ended Dec. 31        Year Ended Dec. 31
                                               ---------------------       -------------------       ------------------
                                                  1995        1994         1995        1994(1)       1995       1994(1)
-----------------------------------------------------------------------------------------------------------------------

   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $    (8,423) $      8,994  $     5,403  $  (23,500)  $    50,019  $    24,615
       Net realized gain (loss)...........     728,331     1,073,586       84,767     (17,297)      233,699     (252,712)
       Change in unrealized appreciation
        (depreciation)....................     165,219      (276,745)     433,264      (51,045)     520,123      (86,635)
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Increase (decrease) in net assets
          from operations................. $   885,127  $    805,835  $   523,434  $   (91,842) $   803,841  $  (314,732)

     Distributions to shareholders from
      net investment income...............          --        (7,137)     (15,844)          --      (35,313)     (20,218)
     Distributions to shareholders
      from net realized gains............     (742,515)   (1,066,885)          --     (315,015)          --           --
     Distributions to shareholders
      from paid-in capital................          --            --           --       (3,414)          --           --
     Undistributed net investment income
      (loss) included in price of shares
      sold and redeemed (Note 1D).........       1,261       (43,795)       8,785       12,795         (379)       5,573
     Net increase (decrease) from Fund
      share transactions (exclusive of
      amounts allocated to net investment
      income)  (Note 4)...................   3,123,046    (4,490,841)  (5,723,968)   9,109,374    3,047,571    4,141,912
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Net increase (decrease)
          in net assets................... $ 3,266,919  $ (4,802,823) $(5,207,593) $ 8,711,898  $ 3,815,720  $ 3,812,535

   NET ASSETS:

     At beginning of year.................   3,950,618     8,753,441    8,711,898           --    3,812,535           --
                                            -----------   -----------  -----------  -----------  -----------  -----------

     At end of year....................... $ 7,217,537  $  3,950,618  $ 3,504,305  $ 8,711,898  $ 7,628,255  $ 3,812,535
                                           ============   =========== ============  =========== ============  ===========
   UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) INCLUDED IN
    NET ASSETS............................ $    (6,083) $     (5,487) $    21,558  $    12,796  $     9,591  $     9,970
                                           ============   =========== ============  =========== ============  ===========




   (1) For the period from the start of business, February 14, 1994, to December 31, 1994.


See notes to financial statements

     FINANCIAL HIGHLIGHTS
----------------------------


                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                      ----------------------------------
                                                                           BELGIUM/LUXEMBOURG SERIES

                                                                            Year Ended December 31
                                                                        ---------------------------------
                                                                          1995                    1994(1)
  --------------------------------------------------------------------------------------------------------
   Net asset value -- beginning of year................                $ 10.240                  $ 10.000
                                                                        --------                  --------

   Income from Investment Operations:
     Net investment income.............................                $  0.156                  $  0.106
     Net realized and unrealized gain..................                   1.904                     0.174
                                                                        --------                  --------

       Total income from investment operations.........                $  2.060                  $  0.280
                                                                        --------                  --------

   Less Distributions:
     From net investment income........................                $ (0.050)                 $ (0.040)
     From net realized gains on investments............                  (0.240)                   --
                                                                        --------                  --------

       Total distributions.............................                $ (0.290)                 $ (0.040)
                                                                        --------                  --------

   Net asset value -- end of year......................                $ 12.010                  $ 10.240
                                                                       =========                 =========

   Total Return(3).....................................                  20.28%                     2.81%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  14,753                 $  11,437
     Ratio of net expenses to average net assets.......                   1.76%(4)                  1.62%(2)
     Ratio of net investment income to average net assets                 1.52%                     0.95%(2)
     Portfolio Turnover Rate...........................                     38%                       26%


  (1)  For the period from start of business, February 15, 1994 to December 31, 1994.
  (2)  Annualized.
  (3)Total investment return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions,  if any, are assumed to be invested at the net asset value on the record date.
  (4)Custodian  fees were reduced by credits  resulting  from cash  balances the
     Trust  maintained  with the  custodian  (Note 2).  The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 1.53%.


See notes to financial statements

     FINANCIAL HIGHLIGHTS
----------------------------


                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                       --------------------------------
                                                                                BRITAIN SERIES

                                                                            Year Ended December 31
                                                                        --------------------------------
                                                                                    1995(1)

--------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of period..............                             $ 10.000
                                                                                     --------

   Income from Investment Operations:
     Net investment income.............................                             $  0.213
     Net realized and unrealized gain..................                                0.892
                                                                                     --------

       Total income from investment operations.........                             $  1.105
                                                                                     --------

   Less Distributions:
     From net investment income........................                             $ (0.150)
     From net realized gains on investments............                               (0.555)
                                                                                     --------

       Total distributions.............................                             $ (0.705)
                                                                                     --------

   Net asset value -- end of period....................                             $ 10.400
                                                                                    =========

   Total Return(2).....................................                               11.10%
   Annualized Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)...........                             $  13,932
     Ratio of net expenses to average net assets.......                                1.56%(3) (4)
     Ratio of net investment income to average net assets                              2.77%(3)
     Portfolio Turnover Rate...........................                                  42%


  (1) For the period from start of business, April 20, 1995, to December 31, 1995.
  (2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
  (3)  Annualized.
  (4)Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 2). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.24%.

See notes to financial statements

     FINANCIAL HIGHLIGHTS
----------------------------

                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                       --------------------------------
                                                                                GERMANY SERIES
                                                                            Year Ended December 31
                                                                        -------------------------------
                                                                                    1995(1)

--------------------------------------------------------------------------------------------------------
   Net asset value -- beginning of period..............                             $ 10.000
                                                                                     --------

   Income from Investment Operations:
     Net investment income.............................                             $  0.073
     Net realized and unrealized loss..................                               (0.783)
                                                                                     --------

       Total loss from investment operations...........                             $ (0.710)

   Less Distributions:
     From net investment income........................                               (0.050)
                                                                                     --------

   Net asset value -- end of period....................                             $  9.240
                                                                                    =========

   Total Return(2).....................................                               (7.09%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)...........                             $  16,419
     Ratio of net expenses to average net assets.......                                1.59%(3) (4)
     Ratio of net investment income to average net assets                              0.91%(3)
     Portfolio Turnover Rate...........................                                  18%


  (1) For the period from start of business, April 19, 1995, to December 31, 1995.
  (2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
  (3)  Annualized.
  (4)Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 2). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.29%.


See notes to financial statements

     FINANCIAL HIGHLIGHTS
----------------------------


                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                          --------------------------------------------------------------
                                                                               HONG KONG SERIES
                                                                            Year Ended December 31
                                                          --------------------------------------------------------------
                                                           1995         1994         1993         1992          1991
------------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year....               $ 13.020     $ 20.990     $ 11.770     $ 10.270     $   8.360
                                                          --------      --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income(1)..............               $  0.368     $  0.678     $  0.426     $  0.330     $   0.266
     Net realized and unrealized gain
      (loss) (3)...........................                 (0.158)      (8.448)       9.394        1.355         2.474
                                                          --------      --------     --------     --------     --------

       Total income (loss)
         from investment operations........               $  0.210     $ (7.770)    $  9.820     $  1.685     $   2.740
                                                          --------      --------     --------     --------     --------

   Less Distributions:
     From net investment income............               $ (0.200)    $ (0.200)    $ (0.254)    $ (0.170)    $  (0.200)
     From net realized gains on investments                    --        --           (0.346)      (0.015)       (0.630)
                                                          --------      --------     --------     --------     --------

       Total distributions.................               $ (0.200)    $ (0.200)    $ (0.600)    $ (0.185)    $  (0.830)
                                                          --------      --------     --------     --------     --------

   Net asset value -- end of year..........               $ 13.030     $ 13.020     $ 20.990     $ 11.770     $  10.270
                                                         =========     =========    =========    =========    =========

   Total Return(2) ........................                  1.63%      (37.03%)      84.32%       16.33%        34.34%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).               $ 25,399     $  19,679    $  16,210    $   3,545    $     235
     Ratio of net expenses to average net assets             1.59%(4)      1.41%        2.00%        2.00%        2.00%
     Ratio of net investment income to
       average net assets..................                  3.26%         3.93%        3.01%        3.13%        2.88%
     Portfolio Turnover Rate...............                   100%          131%          76%          39%          77%

  (1)During certain periods presented, either the Investment Adviser, the Administrator and/or the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                                     1993         1992          1991
                                                                                     ----         ----          ----

   Net investment income (loss) per share..............                             $  0.419     $  0.093     $  (0.871)
                                                                                    =========    =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                                2.05%        4.25%        14.31%
                                                                                    =========    =========    =========
     Net investment income (loss)......................                                2.96%        0.88%        (9.43%)
                                                                                    =========    =========    =========

  (2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
  (3)For the years ended December 31, 1995 and 1992, the per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Trust shares and the amounts per share realized and unrealized gains and losses at such times.
  (4)Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 2). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.34%.


See notes to financial statements

     FINANCIAL HIGHLIGHTS
------------------------------

                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                      ----------------------------------
                                                                                 JAPAN SERIES
                                                                            Year Ended December 31
                                                                      ----------------------------------
                                                                        1995                     1994(1)
--------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year................                $  9.660                  $ 10.000
                                                                        --------                  --------

   Income from Investment Operations:
     Net investment loss...............................                $ (0.045)                 $ (0.050)
     Net realized and unrealized loss..................                  (0.835)                   (0.170)
                                                                        --------                  --------

       Total loss from investment operations...........                $ (0.880)                 $ (0.220)

   Less Distributions:
     From net realized gains on investments............                  --                        (0.120)
                                                                        --------                  --------

   Net asset value -- end of year......................                $  8.780                  $  9.660
                                                                       =========                 =========

   Total Return(3).....................................                  (9.11%)                   (2.17%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  21,631                 $   8,653
     Ratio of net expenses to average net assets.......                    1.81%(4)                  1.83% (2)
     Ratio of net investment loss to average net assets                   (0.67%)                   (0.66%)(2)
     Portfolio Turnover Rate...........................                     112%                       48%


  (1)  For the period from the start of business, February 14, 1994 to December 31, 1994.
  (2)  Annualized.
  (3)Total investment return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions,  if any, are assumed to be invested at the net asset value on the record date.
  (4)Custodian  fees were reduced by credits  resulting  from cash  balances the
     Trust  maintained  with the  custodian  (Note 2).  The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 1.49%.


See notes to financial statements

     FINANCIAL HIGHLIGHTS
----------------------------


                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                        ---------------------------------
                                                                                 MEXICO SERIES
                                                                            Year Ended December 31
                                                                        ---------------------------------
                                                                        1995                     1994(1)

---------------------------------------------------------------------------------------------------------
   Net asset value -- beginning of year................                $  6.480                  $ 10.000
                                                                        --------                  --------

   Income from Investment Operations:
     Net investment income (loss)......................                $ (0.012)                 $ (0.040)
     Net realized and unrealized loss..................                  (2.175)                   (2.970)
                                                                        --------                  --------

       Total loss from investment operations...........                $ (2.187)                 $ (3.010)
                                                                        --------                  --------

   Less Distributions:
     From net realized gains on investments............                $ (0.030)                 $ (0.510)
     In excess of net realized gains on investments....                  (0.043)                    --
                                                                        --------                  --------

       Total distributions.............................                $ (0.073)                 $ (0.510)
                                                                        --------                  --------

   Net asset value -- end of year......................                $  4.220                  $  6.480
                                                                       =========                 =========

   Total Return(3).....................................                 (33.37%)                  (30.91%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  32,493                 $  13,422
     Ratio of net expenses to average net assets.......                    1.72%(4)                  1.38% (2)
     Ratio of net investment loss to average net assets                   (0.41%)                   (0.98%)(2)
     Portfolio Turnover Rate...........................                     110%                       85%


  (1)  For the period from the start of business, August 2, 1994 to December 31, 1994.
  (2)  Annualized.
  (3)Total investment return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions,  if any, are assumed to be invested at the net asset value on the record date.
  (4)Custodian  fees were reduced by credits  resulting  from cash  balances the
     Trust  maintained  with the  custodian  (Note 2).  The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 1.39%.


See notes to financial statements

     FINANCIAL HIGHLIGHTS
---------------------------


                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                          --------------------------------------------------------------
                                                                              NETHERLANDS SERIES
                                                                            Year Ended December 31
                                                          --------------------------------------------------------------
                                                           1995         1994        1993(2)       1992          1991
------------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year....               $  8.100     $ 10.020     $  8.460     $  9.420     $   8.650
                                                          --------      --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1).......               $ (0.004)    $ (0.060)    $ (0.015)    $  0.108     $   0.114
     Net realized and unrealized gain
      (loss)...............................                  1.490        1.150        1.655       (0.958)        0.756
                                                          --------      --------     --------     --------     --------

       Total income (loss)
         from investment operations........               $  1.486     $  1.090     $  1.640     $ (0.850)    $   0.870
                                                          --------      --------     --------     --------     --------

   Less Distributions:
     From net investment income............               $    --      $ (0.020)    $ (0.080)    $ (0.110)    $  (0.100)
     From net realized gains on investments                 (0.996)      (2.990)        --           --           --
                                                          --------      --------     --------     --------     --------

     Total distributions...................               $ (0.996)    $ (3.010)    $ (0.080)    $ (0.110)    $  (0.100)
                                                          --------      --------     --------     --------     --------

   Net asset value -- end of year..........               $  8.590     $  8.100     $ 10.020     $  8.460     $   9.420
                                                         =========     =========    =========    =========    =========
   Total Return(3) ........................                 18.84%       11.68%       19.52%       (9.18%)       10.00%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).               $  7,218     $   3,951    $   8,753    $     165    $     134
     Ratio of net expenses to average net assets             2.26%(4)      1.93%        2.00%         2.00%       1.69%
     Ratio of net investment income (loss) to average
      net assets...........................                 (0.13%)       0.13%       (0.16%)       1.26%         1.39%
     Portfolio Turnover Rate...............                     87%         101%          47%          69%          59%

  (1)During certain periods presented, either the Investment Adviser, the Administrator and/or the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                           1995                     1993(2)       1992          1991
                                                           ----                     ----          ----          ----

   Net investment loss per share...........               $ (0.018)                 $ (0.085)    $ (2.481)    $  (1.078)
                                                         =========                  =========    =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..............................                  2.45%                     2.75%       32.21%        16.23%
                                                         =========                  =========    =========    =========
     Net investment loss...................                 (0.58%)                   (0.91%)     (28.95%)      (13.15%)
                                                         =========                  =========    =========    =========

   (2) Certain of the per share data are based on average shares outstanding.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
  (4)Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 2). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00%.


See notes to financial statements

     FINANCIAL HIGHLIGHTS
--------------------------


                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                       ----------------------------------
                                                                                 NORDIC SERIES
                                                                            Year Ended December 31
                                                                        ----------------------------------
                                                                        1995                     1994(2)

----------------------------------------------------------------------------------------------------------
   Net asset value -- beginning of year................                $  9.500                  $ 10.000
                                                                        --------                  --------

   Income from Investment Operations:
     Net investment income (loss) (1)..................                $  0.072                  $ (0.012)
     Net realized and unrealized gain (loss)...........                   1.808                    (0.118)
                                                                        --------                  --------

       Total income (loss)
         from investment operations....................                $  1.880                  $ (0.130)
                                                                        --------                  --------

   Less Distributions:
     From net investment income........................                $ (0.050)                 $   --
     In excess of net realized gain on investments.....                   --                       (0.366)
     From paid-in capital..............................                   --                       (0.004)
                                                                        --------                  --------

     Total distributions...............................                $ (0.050)                 $ (0.370)
                                                                        --------                  --------

   Net asset value -- end of year......................                $ 11.330                  $  9.500
                                                                       =========                 =========
   Total Return(4).....................................                  19.80%                    (1.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   3,504                 $   8,712
     Ratio of net expenses to average net assets.......                    2.24%(5)                  1.78% (3)
     Ratio of net investment income (loss) to average net assets                                  0.15%
 (0.35%)(3)
     Portfolio Turnover Rate...........................                     94%                        33%

   (1) During the year ended December 31, 1995, the Investment Adviser and the Principal Underwriter reduced their fees and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                            1995

   Net investment loss per share.......................                $ (0.523)
                                                                       =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   3.25%
                                                                       =========
     Net investment loss...............................                  (1.09%)
                                                                       =========

  (2)For the period from the start of business, February 14, 1994 to December 31, 1994.
  (3)Annualized.
  (4)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
  (5)Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 2). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00%.

See notes to financial statements

     FINANCIAL HIGHLIGHTS
---------------------------


                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                      ------------------------------------
                                                                              SWITZERLAND SERIES
                                                                            Year Ended December 31
                                                                       -----------------------------------
                                                                        1995                     1994(2)
 ----------------------------------------------------------------------------------------------------------
   Net asset value -- beginning of year................                $  9.430                  $ 10.000
                                                                        --------                  --------

   Income from Investment Operations:
     Net investment income(1)..........................                $  0.060                  $  0.075
     Net realized and unrealized gain (loss)...........                   1.660                    (0.595)
                                                                        --------                  --------

       Total gain (loss) from investment operations....                $  1.720                  $ (0.520)

   Less Distributions:
     From net investment income........................                  (0.050)                   (0.050)
                                                                        --------                  --------

   Net asset value -- end of year......................                $ 11.100                  $  9.430
                                                                       =========                 =========

   Total Return(4).....................................                  18.35%                    (5.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   7,628                 $   3,813
     Ratio of net expenses to average net assets.......                    2.26%(5)                  2.00%(3)
     Ratio of net investment income to average net assets                  0.72%                     0.49%(3)
     Portfolio Turnover Rate...........................                      95%                       94%


  (1)During certain periods presented, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                        1995                     1994(2)
                                                                        ----                     ----

   Net investment income per share.....................                $  0.027                  $  0.063
                                                                       =========                 =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   2.39%                     2.08%(3)
                                                                       =========                 =========
     Net investment income.............................                   0.32%                     0.41%(3)
                                                                       =========                 =========


  (2)  For the period from the start of business, February 14, 1994 to December 31, 1994.
  (3)  Annualized.
  (4)Total investment return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions,  if any, are assumed to be invested at the net asset value on the record date.
  (5)Custodian  fees were reduced by credits  resulting  from cash  balances the
     Trust  maintained  with the  custodian  (Note 2).  The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 2.00%.



See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright EquiFund Equity Trust (the Trust), formerly EquiFund -- Wright National Fiduciary Equity Funds, is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of nine active diversified series (Funds), Wright EquiFund -- Belgium/Luxembourg (Belgium/Luxembourg series), formerly Wright EquiFund -- Belgian/Luxembourg National Fiduciary Equity Fund; Wright EquiFund -- Britain (Britain series); Wright EquiFund -- Germany (Germany series), formerly Wright EquiFund -- German National Fiduciary Equity Fund; Wright EquiFund -- Hong Kong (Hong Kong series), formerly Wright EquiFund -- Hong Kong National Fiduciary Equity Fund; Wright EquiFund -- Japan (Japan series), formerly Wright EquiFund -- Japanese National Fiduciary Equity Fund; Wright EquiFund -- Mexico (Mexico series), formerly Wright EquiFund -- Mexican National Fiduciary Equity Fund; Wright EquiFund -- Netherlands (Netherlands series), formerly Wright EquiFund -- Dutch National Fiduciary Equity Fund; Wright EquiFund -- Nordic (Nordic series), formerly Wright EquiFund -- Nordic National Fiduciary Equity Fund; and Wright EquiFund -- Switzerland (Switzerland series), formerly Wright EquiFund -- Swiss National Fiduciary Equity Fund. The Trust also has ten inactive series. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Securities, including foreign securities, listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent, unless such prices are deemed not to be representative of market values at the close of business. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business and other assets are appraised at their fair value as determined in good faith according to guidelines established by the Trustees of the Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 1995, the Trust, for federal income tax purposes, had a capital loss carryover of $27,166 for the Germany series, $5,741,634 for the Hong Kong series, $6,623,729 for the Mexico series and $264,069 for the Nordic series, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

Dec.      Germany    Hong Kong   Mexico      Nordic
----------------------------------------------------

2002        --      $1,163,853     --          --
2003      $27,166   $4,577,781 $6,623,729   $264,069
----------------------------------------------------

     Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.


D.  Equalization  --  The  Trust  follows  the  accounting   practice  known  as
equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares, on a per-share basis, equivalent to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.


E. Deferred Organization Expenses -- Costs incurred by the Trust in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years from commencement of operations of each series.


F. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.


G. Distributions -- Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in only temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the period ending December 31, 1995, the following amounts were reclassified due to differences between book and tax accounting created primarily by the unavailability of a tax benefit for operating losses, deferral of certain losses and character reclassifications between net investment income and net realized capital gains.

                              Accumulated
                            Undistributed       Undisributed
                            Net Realized Gain       Net
                           (Loss) on Investmen   Investment
                Paid-in     and Foreign Cur-       Income
                Capital     rency Transactions     (Loss)
---------------------------------------------------------------

Belgium/Lux.  150,822          (1,980)             (148,842)
Britain        99,845           3,337              (103,182)
Germany        11,812            (501)              (11,311)
Hong Kong   1,339,270          11,657            (1,350,927)
Japan        (107,002)         (1,517)              108,519
Mexico        (10,387)        (64,892)               75,279
Netherlands     4,376         (10,942)                6,566
Nordic          1,776         (12,194)               10,418
Switzerland    27,824         (13,118)              (14,706)
----------------------------------------------------------------

These changes had no effect on the net assets per share.

H. Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of each series' average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1995, the effective annual rate was 0.75% for all Series. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of each series' average daily net assets, which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1995, the effective annual rate was 0.10% for all series. To enhance the net income of the Netherlands Series, Wright reduced its management fee by $2,868; for the Nordic Series, Wright reduced its management fee by $17,776 and was allocated $13,004 of other expenses.

     The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian of the Trust. Prior to November 10, 1995, IBT was an affiliate of Eaton Vance. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. All significant credits are reported as a reduction of expenses in the Statement of Operations.

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors Inc. (Principal Underwriter), a subsidiary of Wright, an annual rate of 0.25% of each series' average daily net assets for activities primarily intended to result in the sale of each series' shares. For the year ended December 31, 1995, The Principal Underwriter reduced its fees to the Netherlands, Nordic, and Switzerland Series by $9,853, $5,925, and $9,347, respectively.


(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares for the periods ended were as follows:


                                                         Year Ended                        Year Ended
                                                     December 31, 1995                  December 31, 1994
                                                  -------------------------          ----------------------
                                                   Shares         Amount             Shares         Amount
-------------------------------------------------------------------------------------------------------------
BELGIUM/LUXEMBOURG SERIES(1)
   Sales                                          928,016     $ 10,410,352          1,364,481   $ 13,860,124
   Issued to shareholders in payment
     of distributions declared                     29,949          345,335              4,191         41,912
   Redemptions                                   (847,368)      (9,576,652)          (251,253)    (2,586,277)
                                                 ---------    ------------           ---------  ------------

       Net Increase                                110,597    $  1,179,035          1,117,419   $ 11,315,759
                                                ==========    =============         ==========  =============

BRITAIN SERIES(2)
   Sales                                        1,951,985     $ 19,839,372
   Issued to shareholders in payment
     of distributions declared                     87,576          883,342
   Redemptions                                   (699,716)      (7,584,376)
                                                 ---------    ------------

       Net Increase                             1,339,845     $ 13,138,338
                                                ==========    =============

GERMANY SERIES(3)
   Sales                                        2,186,344     $ 21,785,141
   Issued to shareholders in payment
     of distributions declared                      9,849           88,544
   Redemptions                                   (419,516)      (4,107,984)
                                                 ---------    ------------

     Net Increase                               1,776,677     $ 17,765,701
                                                ==========    =============

HONG KONG SERIES
   Sales                                       11,282,631     $136,417,382          6,415,882   $100,980,326
   Issued to shareholders in payment
     of distributions declared                     28,862          339,619             20,895        255,440
   Redemptions                                (10,873,290)    (132,427,780)        (5,697,304)   (87,943,896)
                                                 ---------    ------------           ---------  ------------

     Net Increase                                 438,203     $  4,329,221            739,473   $ 13,291,870
                                                ==========    =============         ==========  =============

(1) Year ended December 31,1994. Information is for the period from the start of business,  February 15, 1994, to December 31, 1994.
(2) For the period from the start of business, April 20, 1995, to December 31, 1995.
(3) For the period from the start of business,  April 19, 1995,  to December 31,
    1995.

                                                         Year Ended                        Year Ended
                                                     December 31, 1995                  December 31, 1994
                                                  -------------------------          ----------------------
                                                   Shares         Amount             Shares         Amount
-------------------------------------------------------------------------------------------------------------

JAPAN SERIES(1)
   Sales                                        5,210,094     $ 46,542,960          1,759,740   $ 18,115,761
   Issued to shareholders in payment
     of distributions declared                        121            1,140             10,651        100,226
   Redemptions                                 (3,643,659)     (32,317,402)          (874,304)    (9,116,251)
                                                 ---------    ------------           ---------  ------------

       Net Increase                              1,566,556    $ 14,226,698            896,087   $  9,099,736
                                                ==========    =============         ==========  =============

MEXICO SERIES(2)
   Sales                                       19,209,779     $ 84,533,525          3,304,755   $ 32,988,324
   Issued to shareholders in payment
     of distributions declared                     40,963          129,034            113,074        862,752
   Redemptions                                (13,619,950)     (62,097,851)        (1,345,733)   (13,935,812)
                                                 ---------    ------------           ---------  ------------

       Net Increase                             5,630,792     $ 22,564,708          2,072,096   $ 19,915,264
                                                ==========    =============         ==========  =============

NETHERLANDS SERIES
   Sales                                        1,330,209     $ 12,016,616            671,410   $  7,157,730
   Issued to shareholders in payment
     of distributions declared                     86,191          731,225            132,992      1,049,308
   Redemptions                                 (1,064,497)      (9,624,795)        (1,189,657)   (12,697,879)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                    351,903     $  3,123,046           (385,255)  $ (4,490,841)
                                                ==========    =============         ==========  =============

NORDIC SERIES(3)
   Sales                                          474,832     $  4,958,738          1,290,707   $ 12,817,114
   Issued to shareholders in payment
     of distributions declared                      1,372           15,001             34,769        316,749
   Redemptions                                 (1,083,870)     (10,697,707)          (408,510)    (4,024,489)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                   (607,666)    $ (5,723,968)           916,966   $  9,109,374
                                                ==========    =============         ==========  =============

SWITZERLAND SERIES(3)
   Sales                                        1,486,951     $ 15,834,863            940,681   $  9,373,201
   Issued to shareholders in payment
     of distributions declared                      3,123           33,417              2,164         19,866
   Redemptions                                 (1,206,939)     (12,820,709)          (538,689)    (5,251,155)
                                                 ---------    ------------           ---------  ------------

       Net Increase                               283,135     $  3,047,571            404,156   $  4,141,912
                                                ==========    =============         ==========  =============


(1) Year ended December 31,1994. Information is for the period from the start of business,  February 14, 1994,  to December  31,  1994.
(2) Year ended  December 31,1994.  Information  is for the period from the start of  business,  August 2,
    1994, to December 31, 1994.
(3) Year ended December 31,1994.  Information is for
    the period from the start of business, February 14, 1994, to December 31, 1994.

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 1995, were as follows:


                            Purchases        Sales                                   Purchases        Sales
--------------------------------------------------------------------------------------------------------------
Belgium/Luxembourg         $ 7,072,614   $ 4,985,571      Mexico                 $41,550,152   $22,308,984
Britain                     17,781,675     6,076,609      Netherlands              7,694,204     5,275,662
Germany                     20,394,981     2,648,451      Nordic                   3,413,052     8,960,428
Hong Kong                   33,795,994    29,614,747      Switzerland              9,584,976     6,284,969
Japan                       31,260,543    16,732,635

(6)  FEDERAL INCOME TAX BASIS
     OF INVESTMENT SECURITIES

     The cost and gross and net unrealized appreciation/depreciation of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

                                                               Gross             Gross         Net Unrealized
                                         Aggregate          Unrealized        Unrealized        Appreciation
   SERIES                                  Cost            Appreciation  --  Depreciation   = ( Depreciation )
------------------------------------------------------------------------------------------------------------------
   BELGIUM/LUXEMBOURG                  $  12,710,191       $  2,382,474  --  $    311,943    =  $  2,070,531
                                       ==============                                          ==============
   BRITAIN                             $  12,521,140       $  1,162,296  --  $    564,953    =  $    597,343
                                       ==============                                          ==============
   GERMANY                             $  17,511,208       $    621,772  --  $  1,774,114    =  $(1,152,342)
                                       ==============                                          ==============
   HONG KONG                           $  23,955,880       $  1,395,431  --  $  1,285,528    =  $    109,903
                                       ==============                                          ==============
   JAPAN                               $  21,134,213       $    907,203  --  $    747,364    =  $    159,839
                                       ==============                                           ==============
   MEXICO                              $  27,700,973       $  1,644,936  --  $  1,940,449    =  $   (295,513)
                                       ==============                                          ==============
   NETHERLANDS                         $   6,582,888       $    766,221  --  $    238,530    =  $     527,691
                                       ==============                                          ==============
   NORDIC                              $   3,076,400       $    524,862  --  $    142,759    =  $     382,103
                                       ==============                                          ==============
   SWITZERLAND                         $   7,328,686       $    675,822  --  $    242,699    =  $     433,123
                                       ==============                                          ==============


(7)  FINANCIAL INSTRUMENTS

     The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


     As of December 31, 1995, the Mexico Series had the following forward foreign currency exchange contracts open:


SALES
-------
  Settlement                            Contracts         In Exchange For       Contracts     Net Unrealized
     Date                               to Deliver      (in U. S. Dollars)      at Value       Appreciation
------------------------------------------------------------------------------------------------------------------
   01/02/96       Mexican Pesos         9,787,251           $1,265,320         $1,269,423         $ 4,103
                                                            ==========          =========         ======

PURCHASES
----------
  Settlement                            Contracts         In Exchange For       Contracts     Net Unrealized
     Date                               to Receive      (in U. S. Dollars)      at Value       Depreciation
------------------------------------------------------------------------------------------------------------------
   01/02/96       Mexican Pesos         3,216,079            $ 415,783          $ 417,131        $(1,348)
                                                            ==========          =========         ======

At December 31,1995, the Mexico Series had sufficient cash and/or securities to cover any commitments under these contracts.


(8)  LINE OF CREDIT

     The Trust  participates  with  other  funds  managed by Wright in a line of credit with a bank which allows the Funds to borrow up to $20,000,000 collectively. The line of credit consists of a $10,000,000 committed facility and a $10,000,000 uncommitted facility. Interest is charged to each Fund based on its borrowings, at a rate equal to the bank's base rate. In addition, the Funds pay a prorated commitment fee computed at a rate of 1/4 of 1% of $10,000,000 less the value of any borrowing. The Belgium/Luxembourg and Switzerland Series had loans outstanding of $65,000 and $180,000, respectively, at December 31, 1995.

(9)  CONTINGENT DEFERRED
     SALES CHARGE (CDSC)

     Effective January 1, 1996, shares that are redeemed in the first 30 days after purchase will be subject to a contingent deferred sales charge at the rate of one-and-one-half percent of redemption proceeds exclusive of all reinvestments and capital appreciation in the account. No contingent deferred sales charge is imposed on exchanges for shares of other funds in the Wright EquiFund Equity Trust which are distributed with a contingent deferred sales charge.

(10)  RISKS ASOCIATED WITH
      FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

   INDEPENDENT AUDITORS' REPORT

   To the Trustees and Shareholders of The Wright EquiFund Equity Trust:

         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright EquiFund Equity Trust
   (the  Trust)  (comprising,  respectively, of  Belgium/Luxembourg,   Britain,
   Germany, Hong Kong, Japan, Mexico, Netherlands, Nordic, and Switzerland Series) as of December 31, 1995 and the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1995 and 1994 and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Series constituting The Wright EquiFund Equity Trust as of December 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

   Boston, Massachusetts                            DELOITTE & TOUCHE LLP
   February 2, 1996

EQUIFUND
THE WRIGHT EQUIFUND
EQUITY TRUST


ANNUAL REPORT

OFFICERS AND TRUSTEES OF THE FUNDS

Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President
Winthrop S. Emmet, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
George R. Prefer, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer

ADMINISTRATOR

Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

INVESTMENT ADVISER

Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

PRINCIPAL UNDERWRITER

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND DISBURSING AGENT

First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 1559
Boston, Massachusetts 02104

INDEPENDENT AUDITORS

Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a 0Fund's current prospectus.